PROMISSORY NOTE



$2,340,000                                                    Portland, Oregon
                                                                 July 14, 1997


            1. The Loan; Obligation to Pay. United States National Bank of Oregon ("U. S. Bank") has agreed to make a loan to Ajay Sports, Inc. ("Borrower"), in the amount of $2,340,000. Borrower, for value received, hereby promises to pay to the order of U. S. Bank the principal sum of $2,340,000, or such lesser amount as is outstanding under this note, on the terms set forth in this note. In addition, Borrower hereby promises to pay interest on the unpaid principal amount owed under this note (which shall accrue on and after the date of this note as specified in paragraph 2 below), together with all costs and fees, including reasonable attorney fees, incurred by U. S. Bank in enforcing Borrower3s obligations under this note. Principal hereof and the interest owing under this note are payable to U. S. Bank at 111 S.W. Fifth Avenue (T-8), Portland, Oregon 97204, or such other place as U. S. Bank may direct, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            2. Interest Rate. From the date of this note until December 31, 1997, interest shall accrue on the principal amount owed hereunder at the Prime Rate (as defined below) plus 1 percent per annum. From January 1, 1998, through and including the date Borrower repays the principal amount owed under this note in full, interest shall accrue on the principal amount owed hereunder at the Prime Rate plus 2 percent per annum. As used in this note, the term "Prime Rate" means the rate of interest that U. S. Bank from time to time establishes as its prime rate. The Prime Rate is not necessarily the lowest rate of interest that
U. S. Bank collects from any borrower, or class of borrowers. At any time that the Prime Rate is in effect under this note, the interest rate on the loan evidenced hereby shall be adjusted concurrently with each change in the Prime Rate. The interest rates specified in this paragraph are effective unless Borrower is in default hereunder, in which case the principal balance owed hereunder at U. S. Bank3s election shall bear interest at the Prime Rate plus 5 percent per annum.

            3. Monthly Payments of Interest. On or before August 1, 1997, and the first day of each month thereafter through and including June 1, 2000, Borrower shall pay U. S. Bank all interest that has accrued on the principal balance outstanding under this note through the last day of the preceding month. All interest owed under this note shall be computed at the applicable rate based on a 360-day year, applied to actual days elapsed. All payments made under this note shall be applied first to any costs, fees, or expenses (including reasonable attorney fees) that Borrower is obligated to pay hereunder, then to interest, and finally to the principal amount owed under this note.

            4.  Loan  Fees.  Borrower  shall  pay U. S. Bank a loan fee equal to

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one-half  of 1 percent  of the  principal  balance  owed  under  this note as of
December 31, 1997. That fee shall be due and payable by Borrower on December 31, 1997. If Borrower has repaid the entire amount owed under this note prior to December 31, 1997, no loan fee will be due hereunder.

            5. Scheduled Principal Payments. After Term Loan II (as that term is defined in the loan agreement of even date herewith among Borrower, certain of its affiliates, and Wells Fargo Bank, National Association (the "Wells Fargo Loan Agreement") has been repaid, Borrower shall make principal reduction payments with respect to the obligation evidenced by this note as follows:

            (a) $10,000 per month, starting on the tenth day of the first calendar month after the month in which Term Loan II is repaid, and on the tenth day of each month thereafter until the amount owed pursuant to this note is repaid in full; and

            (b) the Cash Flow Payments (as that term is defined below). "Cash Flow Payments" means, with respect to each fiscal quarter of Williams Controls, Inc. ("Williams"), and Borrower ending after Term Loan II is repaid, (i) within 60 days after the end of each fiscal quarter of Williams, an amount equal to 6.25 percent of Williams' consolidated Excess Cash Flow (as that term is defined in the Wells Fargo Loan Agreement) for the 12-month period ending with such quarter, and (ii) within 60 days after the end of each fiscal quarter of Borrower, an amount equal to 6.25 percent of Borrower's consolidated Excess Cash Flow for the 12-month period ending with such quarter; provided, however, in no event will the period described in items (i) and (ii) begin before August 1, 1997, and if, as a result of this proviso, the applicable period is less than 12 months, the percentage shall increase from 6.25 percent by an additional
      2.083 percent for each month by which such period is less than 12 months (for example, if the period is ten months, the applicable percentage shall be 10.416 percent). Notwithstanding the foregoing, Borrower shall not be required to pay a Cash Flow Payment due hereunder to the extent that such payment would cause less than $1,000,000 in Available Credit (as that term is defined in the Wells Fargo Loan Agreement) to exist under the Wells
      Fargo Loan Agreement. However, to the extent that the minimum credit availability requirement specified in the preceding sentence precludes Borrower from paying a Cash Flow Payment due to U. S. Bank, Borrower is obligated to pay, and shall pay, the unpaid portion of the Cash Flow Payment as soon as, and to the extent that, more than $1,000,000 in Available Credit exists under the Wells Fargo Loan Agreement.

At the time each Cash Flow Payment is due hereunder, Borrower shall deliver to U. S. Bank a written report in a form reasonably satisfactory to U. S. Bank detailing the calculation of the consolidated Excess Cash Flow of Borrower and Williams for the 12-month period in question. If Borrower

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contends that it is unable to pay all or any portion of a Cash Flow Payment due under this note due to the $1,000,000 Available Credit limitation described above, Borrower shall inform U. S. Bank of that fact in writing and shall provide U. S. Bank all information reasonably requested by U. S. Bank to enable U. S. Bank to verify Borrower's contention (including, but not limited to, information regarding the Borrowing Base (as that term is defined in the Wells Fargo Loan Agreement)).

            In addition to the above-described payments, Borrower shall make principal reduction payments with respect to the obligation evidenced by this note in an aggregate amount not to exceed $200,000 as soon as, and to the extent that, more than $2,000,000 in Available Credit exists under the Wells Fargo Loan Agreement. Until Borrower has paid the full amount specified in the preceding sentence, Borrower promptly will provide U. S. Bank with information reasonably requested by U. S. Bank with respect to the Borrowing Base (as that term is defined in the Wells Fargo Loan Agreement).

            6. Payment in Full. Borrower's obligations pursuant to this note shall mature and be due and payable in full upon the earlier of (a) July 1, 2000, or (b) acceleration of the amount owed hereunder in accordance with the provisions of paragraph 8 of this note following the occurrence of an event of default under this note. In the event of an acceleration of Borrower3s obligations hereunder, the provisions of paragraphs 3 and 5 of this note calling for scheduled payments of interest and principal no longer shall be applicable and the entire amount of principal and interest hereunder shall be immediately due and payable.

            7. Prepayment. Borrower may prepay amounts outstanding under this note that at any time, without a prepayment charge. Partial prepayments do not relieve Borrower of its obligation to make the interest and principal payments specified in paragraphs 3 and 5 of this note.

            8. Default. If Borrower fails to make any payment required by this note within 5 days of the day such payment is due, Borrower shall be in default hereunder. If Borrower is in default hereunder, or if an event of default occurs under the Consent, Reaffirmation, and Release Agreement of even date herewith among U. S. Bank, Borrower, and certain affiliates of Borrower (the "Agreement"), or any other documents that provide security for, or guaranties of, Borrower3s obligation pursuant to this note (collectively referred to as the "Loan Documents"), the principal balance of this note thereafter at U. S. Bank's election shall bear interest at the Prime Rate plus 5 percent per annum, initially determined on the date of Borrower's default and changing thereafter, if and when the rate changes (which rate shall remain in effect until the default is cured). Subject to the qualification specified in the following sentence, if Borrower does not cure a default hereunder within 30 days of receiving written notice from U. S. Bank of the default, U. S. Bank may without further notice to Borrower immediately exercise any or all of its rights under the Loan Documents and applicable law (subject to the terms and conditions of the Intercreditor Agreement of even date herewith between U. S. Bank and Wells Fargo Bank, National Association), and may declare the entire balance of principal of this note and any accrued interest and all other indebtedness secured or to be secured by the Loan Documents immediately due and payable in the manner and with the effect provided in the Loan Documents. Notwithstanding

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the  foregoing,  U. S.  Bank  hereby  agrees  that it will  not  accelerate  the principal balance owed under this note following the first uncured payment default hereunder, but may do so following any subsequent uncured payment default. U. S. Bank3s failure to exercise any remedies or rights, or failure to immediately accelerate the debt evidenced by this note, shall not constitute a waiver of U. S. Bank3s right to do so at any other time.

            9. Costs and Attorney Fees. If Borrower defaults with respect to any payment provided for in this note, or in case of an event of default under any of the Loan Documents, U. S. Bank shall have the right, at Borrower's expense, to consult an attorney or collection agency, to make any demand, enforce any remedy, or otherwise protect its rights under this note and the Loan Documents. Borrower hereby promises to pay all reasonable costs, fees, and expenses incurred by U. S. Bank in connection with U. S. Bank's efforts to recover the amount owed hereunder, including, without limitation, reasonable attorneys' fees (with or without arbitration or litigation), arbitration and court costs, collection agency charges, notice expenses and title search expenses, and the failure of Borrower to pay the same shall, in itself, constitute a further and additional default. In the event that a suit, action, or arbitration is instituted to enforce this note, or any rights under the Loan Documents, the prevailing party shall be entitled to recover, in addition to costs and expenses provided by statute or otherwise, such sums as the court or arbitrator may adjudge reasonable as attorney's fees in such proceeding and on any appeals from any judgment or decree entered therein and the costs and attorney fees for collection of the amount due therein.

            Borrower further agrees to pay immediately upon demand all costs and expenses of U. S. Bank including reasonable attorney's fees: (a) if U. S. Bank seeks to have the property securing the loan evidenced by this note abandoned by any estate in bankruptcy; (b) if U. S. Bank attempts to have any stay or injunction prohibiting the enforcement or collection of this note, or the enforcement of any other Loan Document, lifted by any bankruptcy court or other court; (c) if U. S. Bank participates in any subsequent proceedings or appeals from any order or judgment entered in any such proceeding; (d) if U. S. Bank deems it appropriate to file a proof of claim, or in any other manner participate in any bankruptcy or similar proceedings; or (e) if U. S. Bank retains legal counsel in connection with any amendments or modifications of this note, or any other Loan Document requested by Borrower, or required by or resulting from Borrower's default hereunder or thereunder.

            10. Notice. Any notice to be given pursuant to this note shall be given as provided in the Agreement.

            11. Strictly Enforceable Agreement. Time is of the essence. Borrower agrees that it has received valuable consideration hereunder, that it signs this note as maker and not as surety, and that any and all suretyship defenses hereby are waived. Borrower for itself and all drawers and endorsers severally waives presentment for payment, protest, and notice of protest of this note.

            12. Arbitration. Either the holder of this note or Borrower may require that all disputes, claims, counterclaims, and defenses, including those

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based on or arising  from any alleged  tort  (collectively  referred to below as
"Claims")  relating in any way to this note,  or any  transaction  of which this note is a part, be settled by binding arbitration in Portland, Oregon in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title 9 of the U.S. Code. Notwithstanding the reference to the American Arbitration Association rules in the preceding sentence, the American Arbitration Association shall not be involved in or administer the arbitration (unless the parties otherwise agree in writing). Rather, within 30 days of the date of a request or demand for arbitration of any dispute or Claims hereunder, the parties shall agree upon a mutually acceptable arbitrator (and, if they are unable or unwilling to do so, an arbitrator shall be appointed pursuant to 9 USC ' 5). All Claims will be subject to the statutes of limitation applicable if they were litigated. This provision is void if arbitration would jeopardize U.
S. Bank3s ability to proceed against collateral located outside of Oregon, or if the effect of the arbitration procedure (as opposed to any Claims of Borrower) would be to materially impair the holder's ability to realize on any collateral securing the loan. One neutral arbitrator will decide all issues. The arbitrator will be an active Oregon State Bar member in good standing. All arbitration hearings will be held in Portland, Oregon. In addition to all other powers, the
arbitrator   shall  have  the  exclusive   right  to  determine  all  issues  of
arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction. Each party has the right before, during, and after any arbitration to exercise any number of the following remedies, in any order or concurrently:

            (a)   Setoff,

            (b)   Self-help repossession,

            (c) Judicial or nonjudicial foreclosure against real or personal property collateral, or

            (d) Provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery, and replevin.

This arbitration clause cannot be modified or waived by either party except in writing, which writing must refer to this arbitration clause and be signed by both the holder of this note and Borrower.

            13. Assignment. U. S. Bank may assign, transfer, or participate its right, title, interest, and obligation in and under this note and the Loan Documents without Borrower's consent to another bank, a financial institution, an insurance company, an institutional lender, or an institutional investor. Borrower may not assign its rights or transfer its obligations under this note without U. S. Bank's prior, written consent.

            14. Governing Law. This note is governed by the laws of the state of Oregon, without regard to conflict of laws principles; provided, however, that to the extent the holder of this note has greater rights or remedies under federal law, this provision shall not be deemed to deprive the holder of such rights and remedies as may be available under federal law.


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          Under Oregon law, most agreements, promises, and commitments made by
U. S. Bank after October 3, 1989 concerning loans and other credit extensions which are not for personal, family, or household purposes or secured solely by the borrower's residence must be in writing, express consideration, and be signed by U. S. Bank to be enforceable.


                                AJAY SPORTS, INC.



                                    By
                                         Thomas W. Itin
                                         President

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THIS MORTGAGE  SECURES A PROMISSORY  NOTE IN THE PRINCIPAL  AMOUNT OF $2,340,000
THAT HAS BEEN EXECUTED AND DELIVERED OUTSIDE THE STATE OF FLORIDA. FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $8,190 AND FLORIDA INTANGIBLE PERSONAL PROPERTY TAXES IN THE AMOUNT OF $4,680 ARE BEING PAID UPON RECORDATION HEREOF.




                         MORTGAGE, ASSIGNMENT OF RENTS,
                     SECURITY AGREEMENT, AND FIXTURE FILING
                             (Aptek Williams, Inc.)


            THIS MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT, AND FIXTURE FILING (this "Mortgage") is made as of the 14th day of July, 1997, by and between Aptek Williams, Inc. ("Mortgagor"), whose address is 700 N.W. 12th Avenue, Deerfield Beach, Florida 33442, and United States National Bank of Oregon ("Mortgagee"), whose address is 111 S.W. Fifth Avenue (T-8), Portland, Oregon 97204.

                                    RECITALS

            A.  Mortgagee made a loan to Williams Controls, Inc.
("Williams"), in the amount of $30,000,000, which loan was evidenced by a Revolving Loan Note and a Revolving Loan Agreement dated as of July 25, 1995 (as such note and loan agreement have been amended from time to time). That loan is due and payable in full on June 30, 1997.

            B. Williams is obligated to Mortgagee pursuant to a guaranty of the obligations of Ajay Sports, Inc. ("Borrower"), to Mortgagee in the maximum principal amount of $13,500,000. Borrower's obligations to Mortgagee are due and payable in full on June 30, 1997.

            C. Mortgagor has guaranteed the payment and performance of Williams' obligations described in Recitals A and B above.

            D. Williams and Borrower have located an alternative source of financing for the majority of their obligations to Mortgagee, which would result in payment of all but $2,340,000 (the "Residual Debt") of their obligations to Mortgagee. Borrower has offered to execute and deliver to Mortgagee a promissory note in the principal amount of $2,340,000 (the "Note"), and to repay the Residual Debt pursuant to the terms set forth in that note.

            E. Mortgagee is willing to agree to allow Borrower to repay the Residual Debt pursuant to the terms of the Note.

            F. As a condition to accepting payment of the balance of the Existing Obligation on the terms set forth in the Note, Mortgagee has required that Mortgagor execute and deliver this Mortgage to secure Borrower's obligations to Mortgagee.

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and for the purpose of securing the obligations described in Section 1.1 of this Mortgage, Mortgagor irrevocably mortgages to Mortgagee all of Mortgagor3s right, title, and interest in and to the real property located in Broward County, Florida, more particularly described in
Exhibit 1 attached hereto and incorporated herein (the "Property");

            TOGETHER WITH all interests, estates, and rights that Mortgagor now has or hereafter may acquire in (1) the Property; (2) any and all options, agreements, and contracts for the purchase or sale of all or any part or parts of the Property or interests in the Property; (3) all easements, rights-of-way, and rights used in connection with the Property or as a means of access to the Property; and (4) all tenements, hereditaments, and appurtenances in any manner belonging, relating, or appertaining to the Property;

            TOGETHER WITH all interests, estates, and rights of Mortgagor, now owned or hereafter acquired, in and to any land lying within any streets, sidewalks, alleys, strips, and gores adjacent to or used in connection therewith;

            TOGETHER WITH all rights, titles, and interests of Mortgagor, now owned or hereafter acquired, in and to any and all buildings and other improvements of every nature now or hereafter located on the Property and all fixtures, machinery, equipment, and other personal property located on the Property or attached to, contained in, or used in any such buildings and other improvements, and all appurtenances and additions to and substitutions and replacements of the Property (all of the foregoing being collectively referred to below as the "Improvements");

            TOGETHER WITH any and all mineral, oil and gas rights, air rights, development rights, water rights, water stock, and water service contracts, drainage rights, zoning rights, and other similar rights or interests that benefit or are appurtenant to the Property or the Improvements or both, and any of their proceeds;

            TOGETHER WITH all present and future rights in and to the trade name by which all or any portion of the Property and the Improvements are known; all books and records relating to the use and operation of all or any portion of the Property and Improvements; all right, title, and interest of Mortgagor in, to, and under all present and future plans, specifications, and contracts relating to the design, construction, management, or inspection of any Improvements; all rights, titles, and interests of Mortgagor in and to all present and future licenses, permits, approvals, and agreements with or from any municipal corporation, county, state, or other governmental or quasi-governmental entity or agency relating to the development, improvement, division, or use of all or any portion of the Property to the extent such trade names, licenses, permits, approvals, and agreements are assignable by law; and all other general intangibles relating to the Property, the Improvements, or their use and operation;

            TOGETHER WITH all rights of Mortgagor in and to any escrow or withhold agreements, title insurance, surety bonds, warranties, management contracts, leasing and sales agreements, and service contracts that are in any way relevant to the ownership, development, improvement, management, sale, or use of all or any portion of the Property or any of the Improvements;

            TOGETHER WITH Mortgagor3s rights under any payment, performance, or other bond in connection with construction of any Improvements, and all construction materials, supplies, and equipment delivered to the Property or intended to be used in connection with the construction of any Improvements; and

            TOGETHER WITH all rights, interests, and claims that Mortgagor now has or may acquire with respect to any damage to or taking of all or any part of the Property or the Improvements, including without limitation any and all proceeds of insurance in effect with respect to the Improvements, any and all awards made for taking by eminent domain or by any proceeding or purchase in lieu thereof, of the whole or any part of the Property or the Improvements, and any and all awards resulting from any other damage to the Property or the Improvements, all of which are assigned to Mortgagee, and, subject to the terms of this Mortgage, Mortgagee is authorized to collect and receive such proceeds, to give proper receipts and acquittances for the proceeds, and to apply them to the Obligations secured by this Mortgage.

            All of the above is sometimes referred to below as the "Mortgaged Property."

            This  Mortgage,   the  Note,  the  guaranty  agreement  executed  by
Mortgagor in favor of Mortgagee, the Consent, Reaffirmation, and Release Agreement of even date herewith among Williams, Borrower, Mortgagee, Mortgagor, and others, and all other agreements or instruments executed at any time in connection therewith, as they may be amended or supplemented from time to time, are sometimes collectively referred to below as the "Loan Documents."

            TO PROTECT THE SECURITY OF THIS MORTGAGE, MORTGAGOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                    ARTICLE I

               Particular Covenants and Warranties of Mortgagor

            I.1 Obligations Secured. This Mortgage secures the following obligations, which are collectively referred to in this Mortgage as the "Obligations":

            (1) The payment of all indebtedness evidenced by the Note, including but not limited to principal and interest, and the performance of all covenants and obligations of Borrower under the Note, whether such payment and performance is now due or becomes due in the future;

            (2) The payment and performance of all covenants and obligations in this Mortgage, in the other Loan Documents, and in all other security agreements, notes, agreements, and undertakings now existing or hereafter executed by Mortgagor with or for the benefit of Mortgagee; and

            (3) The payment and performance of any and all other indebtedness and obligations of Mortgagor to Mortgagee of any nature whatsoever, whether direct or indirect, primary or secondary, joint or several, liquidated or unliquidated, whenever and however arising, and whether or not reflected in a written agreement or instrument.

            I.2 Payment of Indebtedness; Performance of Covenants. Borrower and Mortgagor shall duly and punctually pay and perform all of the Obligations. The maturity date of the Note when all principal and interest shall be due and payable is July 1, 2000 (or such earlier date, if any, on which the amount owed under the Note is accelerated following an uncured event of default under the Note.

            I.3 Property. Mortgagor warrants that it holds good and merchantable title to the Property and the Improvements, free and clear of all liens, encumbrances, reservations, restrictions, easements, and adverse claims except those specifically listed in Exhibit 2. Mortgagor covenants that it shall forever defend Mortgagee3s rights under this Mortgage and the priority of this Mortgage against the adverse claims and demands of all persons.

            I.4   Further Assurances.

            (1) Mortgagor shall execute, acknowledge, and deliver, from time to time, such further instruments as Mortgagee may require to accomplish the purposes of this Mortgage.

            (2) Mortgagor, immediately upon the execution and delivery of this Mortgage, and thereafter from time to time, shall cause this Mortgage, any supplemental security agreement, mortgage, or deed of trust and each instrument of further assurance, to be recorded and rerecorded in such manner and in such places as may be required by any present or future law in order to perfect, and continue the perfection of, the lien and estate of this Mortgage.

            (3) Mortgagor shall pay all filing and recording fees, and all expenses incident to the execution, filing, recording, and acknowledgment of this Mortgage; any security agreement, mortgage, or deed of trust supplemental hereto and any instrument of further assurance; and all federal, state, county, and municipal taxes, assessments and charges arising out of or in connection with the execution, delivery, filing, and recording of this Mortgage, any supplemental security agreement, mortgage, or deed of trust and any instrument of further assurance.

            I.5 Compliance with Laws. Mortgagor further represents, warrants, and covenants that:

            (1) The Property, if developed, has been developed, and all Improvements, if any, have been constructed and maintained, in full compliance with all applicable laws, statutes, ordinances, regulations, and codes of all federal, state, and local governments (collectively "Laws"), and all covenants, conditions, easements, and restrictions affecting the Property (collectively "Covenants"); and

            (2) Mortgagor and its operations upon the Property currently comply, and will hereafter comply in all material respects with all applicable Laws and Covenants.

            I.6   Definitions; Environmental Covenants; Warranties and
Compliance.

            (1) For  purposes  of this  section,  "Environmental  Law" means any federal, state, or local law, statute, ordinance, or regulation pertaining to Hazardous Substances, health, industrial hygiene, or environmental conditions, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, 42 USC "9601-9675, and the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, 42 USC "6901-6992.

            (2) For the purposes of this section, "Hazardous Substance" includes, without limitation, any material, substance, or waste that is or becomes regulated or that is or becomes classified as hazardous, dangerous, or toxic under any federal, state, or local statute, ordinance, rule, regulation, or law.

            (3) Mortgagor will not use, generate, manufacture, produce, store, release, discharge, or dispose of on, under, or about the Property, or the Property3s groundwater, or transport to or from the Property, any Hazardous Substance and will not permit any other person to do so, except for such Hazardous Substances that may be used in the ordinary course of Mortgagor3s business and in compliance with all Environmental Laws, including but not limited to those relating to licensure, notice, and recordkeeping.

            (4) Mortgagor will keep and maintain the Property in compliance with, and shall not cause or permit all or any portion of the Property, including groundwater, to be in violation of any Environmental Law.

            (5)   Mortgagor shall give prompt written notice to Mortgagee of:

            (a) Any proceeding, inquiry, or notice by or from any governmental authority with respect to any alleged violation of any Environmental Law or the presence of any Hazardous Substance on the Property or the migration of any Hazardous Substance from or to other premises;

            (b) All known claims made or threatened by any person against Mortgagor or with respect to the Property or Improvements relating to any loss or injury resulting from any Hazardous Substance or the violation of any Environmental Law;

            (c) The existence of any Hazardous Substance on or about all or any portion of the Property; or

            (d) Mortgagor3s discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could in Mortgagor3s judgment cause any restrictions on the ownership, occupancy, transferability, or use of the Property under any Environmental Law.

            (6) Mortgagor shall promptly provide to Mortgagee copies of all reports, documents, and notices provided to or received from any agency administering any Environmental Laws. Mortgagee shall have the right to join and participate, in its own name if it so elects, in any legal proceeding or action initiated with respect to the Property or Improvements in connection with any Environmental Law and have its attorney fees in connection with such an action paid by Mortgagor, if Mortgagee determines that such participation is reasonably necessary to protect its interest in the Mortgaged Property.

            (7) If, at any time, Mortgagee has reason to believe that any release, discharge, or disposal of any Hazardous Substance affecting the Property or Improvements has occurred or is threatened, or if Mortgagee has reason to believe that a violation of an Environmental Law has occurred or may occur with respect to the Property or Improvements, Mortgagee may require Mortgagor to obtain or may itself obtain, at Mortgagor3s expense, an environmental  assessment  of  such  condition  or  threatened  condition  by  a qualified environmental consultant. Mortgagor shall promptly provide to Mortgagee a complete copy of any environmental assessment obtained by Mortgagor.

            (8) In the event that any investigation, site monitoring, containment, cleanup, removal, restoration, or other remedial work of any kind or nature (the "Remedial Work") is required under any applicable Environmental Law, any judicial order, or by any governmental agency or person because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Substance on, under, or about all or any portion of the Property, or the contamination (whether presently existing or occurring after the date of this Mortgage) of the buildings, facilities, soil, groundwater, surface water, air, or other elements on or under any other property as a result of Hazardous Substances emanating from the Property, Mortgagor shall, within 30 days after written demand by Mortgagee for Mortgagor3s performance under this provision (or such shorter period of time as may be required under any applicable law, regulation, order, or agreement), commence and thereafter diligently prosecute to completion, all such Remedial Work. All costs and expenses of such Remedial Work shall be paid by Mortgagor including, without limitation, Mortgagee3s reasonable attorney fees and costs incurred in connection with monitoring or review of the legal aspects of such Remedial Work. In the event Mortgagor shall fail to timely commence, or cause to be commenced, such Remedial Work, Mortgagee may, but shall not be required to, cause such Remedial Work to be performed. In that event, all costs and expenses incurred in connection with the Remedial Work shall become part of the Obligations secured by this Mortgage and shall bear interest until paid at the rate provided in the Note.

            (9) Mortgagor shall hold Mortgagee, and its directors, officers, employees, agents, successors, and assigns, harmless from, indemnify them for, and defend them against any and all losses, damages, liens, costs, expenses, and liabilities directly or indirectly arising out of or attributable to any violation of any Environmental Law, any breach of Mortgagor3s warranties in this
Section 1.6, or the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substance on, under, or about the Property, including without limitation the costs of any required repair, cleanup, containment, or detoxification of the Property, the preparation and implementation of any closure, remedial or other required plans, attorney fees and costs (including but not limited to those incurred in any proceeding and in any review or appeal), fees, penalties, and fines.

            (10)  Mortgagor represents and warrants to Mortgagee that:

            (a) Neither the Property nor Mortgagor is in violation of or subject to any existing, pending, or threatened investigation by any governmental authority under any Environmental Law;

            (b) Mortgagor has not and is not required by any Environmental Law to obtain any permit or license other than those it has obtained to construct or use the Improvements; and

            (c) To the best of Mortgagor3s knowledge, no Hazardous Substance has ever been used, generated, manufactured, produced, stored, released, discharged, or disposed of on, under, or about the Property in violation of any Environmental Law.

            (11) All representations,  warranties, and covenants in this Section
1.6 shall survive the satisfaction of the Obligations, the release or satisfaction of this Mortgage, or the foreclosure of this Mortgage by any means.

            I.7 Maintenance and Improvements. Mortgagor shall not permit all or any part of the Improvements to be removed, demolished, or materially altered without Mortgagee3s prior written consent; provided, however, that Mortgagor may remove, demolish, or materially alter such Improvements as become obsolete in the usual conduct of Mortgagor3s business, if the removal or material alteration does not materially detract from the operation of the Mortgagor3s business and if all Improvements that are demolished or removed are promptly replaced with Improvements of like value and quality. Mortgagor shall maintain every portion of the Property and Improvements in good repair, working order, and condition, except for reasonable wear and tear, and shall at Mortgagee3s election restore, replace, or rebuild all or any part of the Improvements now or hereafter damaged or destroyed by any casualty (whether or not insured against or insurable) or affected by any Condemnation (as defined in Section 2.1 below). Mortgagor shall not commit, permit, or suffer any waste, strip, or deterioration of the Mortgaged Property.

            I.8 Liens. Mortgagor shall pay when due all claims for labor, materials, or supplies that if unpaid might become a lien on all or any portion of the Mortgaged Property. Mortgagor shall not create, suffer, or permit to be created, any mortgage, deed of trust, lien, security interest, charge, or encumbrance upon the Mortgaged Property prior to, on a parity with, or subordinate to the lien of this Mortgage, except as specifically provided in
Exhibit 2.

            I.9   Impositions.

            (1) Mortgagor shall pay or cause to be paid, when due and before any fine, penalty, interest, or cost attaches, all taxes, assessments, fees, levies, and all other governmental and nongovernmental charges of every nature now or hereafter assessed or levied against any part of the Mortgaged Property (including, without limitation, levies or charges resulting from Covenants), or on the lien or estate of Mortgagee (collectively, the "Impositions"); provided, however, that if by law any such Imposition may be paid in installments, whether or not interest shall accrue on the unpaid balance, Mortgagor may pay the same in installments, together with accrued interest on the unpaid balance, as the same become due, before any fine, penalty, or cost attaches.

            (2) Mortgagor may, at its expense and after prior notice to Mortgagee, contest by appropriate legal, administrative, or other proceedings conducted in good faith and with due diligence, the amount, validity, or application, in whole or in part, of any Imposition or lien on the Mortgaged Property or any claim of any laborer, materialman, supplier, or vendor or lien, and may withhold payment of the same pending completion of such proceedings if permitted by law, provided that (a) such proceedings shall suspend collection from the Mortgaged Property; (b) no part of or interest in the Mortgaged Property will be sold, forfeited, or lost if Mortgagor pays the amount or satisfies the condition being contested, and Mortgagor would have the opportunity to do so in the event of Mortgagor3s failure to prevail in the contest; (c) neither Mortgagee nor Mortgagor shall, by virtue of such permitted contest, be exposed to any risk of liability for which Mortgagor has not furnished additional security as provided in clause (d) below; and (d) Mortgagor shall have furnished to Mortgagee cash, corporate surety bond, or other additional security in respect of the claim being contested or the loss or damage that may result from Mortgagor3s failure to prevail in such contest in an amount sufficient to discharge the Imposition and all interest, costs, attorney fees, and other charges that may accrue in connection with the Imposition. Mortgagor shall promptly satisfy any final judgment.

            (3) Mortgagor shall furnish to Mortgagee, promptly upon request, satisfactory evidence of the payment of all Impositions. Mortgagee is hereby authorized to request and receive from the responsible governmental and nongovernmental personnel written statements with respect to the accrual and payment of all Impositions.

            I.10 Books and Records; Inspection of the Property. Mortgagor shall keep complete and accurate records and books of account with respect to the Mortgaged Property and its operation in accordance with generally accepted accounting principles consistently applied. Mortgagor shall permit Mortgagee and its authorized representatives to enter and inspect the Property and the Improvements, and to examine and make copies or extracts of the records and books of account of the Mortgagor with respect to the Property and the Improvements, all at such reasonable times as Mortgagee may choose.

            I.11 Limitations of Use. Mortgagor shall not initiate, join in, or consent to any rezoning of the Property or any change in any Covenant or other public or private restrictions limiting or defining the uses that may be made of all or any part of the Property and the Improvements without the prior written consent of Mortgagee.

            I.12  Insurance.

            (1) Property and Other Insurance. Mortgagor shall maintain for the benefit of Mortgagee, during the life of this Mortgage, insurance policies, insuring the Mortgaged Property against all insurable hazards, casualties and contingencies (including, without limitation, loss of rentals or business interruption), as Mortgagee may require (it being agreed that Mortgagee shall not require any insurance not customarily required by other lenders in similar loan transactions in Broward County, Florida), and shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. Without limiting the generality of the foregoing, Mortgagor shall maintain insurance policies as provided in the Credit Agreement among Wells Fargo Bank, National Association ("WFB"), Mortgagor, Borrower, Williams and others (the "Credit Agreement"), and the terms of the Credit Agreement relating to insurance are incorporated herein by this reference.
            (2) Insurance Proceeds. All proceeds from any insurance on the Mortgaged Property shall be used in accordance with the provisions of Section 1.14.

            I.13 Assignments of Policies upon Foreclosure. In the event of foreclosure of the lien of this Mortgage or other transfer of title, or assignment of the Mortgaged Property in whole or in part, all right, title, and interest of Mortgagor in and to all policies of insurance procured under Section
1.12 shall inure to the benefit of and pass to the successors in interest of Mortgagor or the purchaser or grantee of all or any part of the Mortgaged Property.

            I.14  Casualty/Loss Restoration.

            (1) After the occurrence of any casualty to the Property, whether or not required to be insured against as provided in this Mortgage, Mortgagor shall give prompt written notice of the casualty to Mortgagee, specifically describing the nature and cause of such casualty and the extent of the damage or destruction to the Mortgaged Property. Mortgagee may make proof of loss if it is not made promptly and to Mortgagee3s satisfaction by Mortgagor.

            (2) Subject to the rights of any superior mortgagee or trust deed beneficiary as provided in Section 6.8 below, Mortgagor assigns to Mortgagee all insurance proceeds that Mortgagor may be entitled to receive with respect to any casualty. All insurance proceeds shall be held by Mortgagee as collateral to secure performance of the Obligations secured by this Mortgage, provided that Mortgagor is not in default under this Mortgage, Mortgagee shall permit such amounts of the insurance proceeds to be used by Mortgagor for repair or restoration of the Improvements (subject to reasonable disbursement procedures established by Mortgagee) if Mortgagor can demonstrate, to Mortgagee3s reasonable satisfaction, that subsequent to such repair or restoration, the Mortgaged Property shall have a value not less than the value of the property immediately prior to the casualty. Any excess insurance proceeds shall be applied by Mortgagee toward payment of all or part of the indebtedness secured by this Mortgage in such order as Mortgagee may determine.

            I.15  Actions to Protect Mortgaged Property; Reserves.

            (1) If  Mortgagor  shall fail to obtain the  insurance  required  by
Section 1.12, make the payments required by Section 1.9 (other than payments that Mortgagor is contesting in accordance with Section 1.9(2)), or perform or observe any of its other covenants or agreements under this Mortgage, Mortgagee may, without obligation to do so, obtain or pay the same or take other action that it deems appropriate to remedy such failure. All sums, including reasonable attorney fees, so expended or expended to maintain the lien or estate of this Mortgage or its priority, or to protect or enforce any of Mortgagee3s rights, or to recover any indebtedness secured by this Mortgage, shall be a lien on the Mortgaged Property, shall be secured by this Mortgage, and shall be paid by Mortgagor upon demand, together with interest at the rate provided in the Note. No payment or other action by Mortgagee under this section shall impair any other right or remedy available to Mortgagee or constitute a waiver of any default. The following notice is given pursuant to ORS 746.201:

                                     WARNING

            Unless Mortgagor  provides  Mortgagee with evidence of the insurance coverage as required herein, Mortgagee may purchase insurance at Mortgagor3s expense to protect Mortgagee3s interest. This insurance may, but need not, also protect Mortgagor3s interest. If the collateral becomes damaged, the coverage Mortgagee purchases may not pay any claim Mortgagor makes or any claim made against Mortgagor. Mortgagor may later cancel this coverage by providing evidence that Mortgagor has obtained property coverage elsewhere.

            Mortgagor is responsible for the cost of any insurance purchased by Mortgagee. The cost of this insurance may be added to the indebtedness secured hereby. If the cost is added to the indebtedness secured hereby, the interest rate on the indebtedness secured hereby will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

            The coverage Mortgagee purchases may be considerably more expensive than insurance Mortgagor can obtain on Mortgagor3s own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

            (2) If Mortgagor fails to promptly perform any of its obligations under Section 1.9 or 1.12 of this Mortgage, Mortgagee may require Mortgagor thereafter to pay and maintain with Mortgagee reserves for payment of such obligations. In that event, Mortgagor shall pay to Mortgagee each month a sum estimated by Mortgagee to be sufficient to produce, at least 20 days before due, an amount equal to the Impositions and/or insurance premiums. If the sums so paid are insufficient to satisfy any Imposition or insurance premium when due, Mortgagor shall pay any deficiency to Mortgagee upon demand. The reserves may be commingled with Mortgagee3s other funds, and Mortgagee shall not be required to pay interest to Mortgagor on such reserves. Mortgagee shall not hold the reserve in trust for Mortgagor, and Mortgagee shall not be the agent of Mortgagor for payment of the taxes and assessments required to be paid by Mortgagor.

            I.16 Estoppel Certificates. Mortgagor, within five days of Mortgagee3s request, shall furnish Mortgagee a written statement, duly acknowledged, of the amount of the Obligations secured by this Mortgage and whether any offsets or defenses exist against such Obligations. If Mortgagor shall fail to furnish such a statement within the time allowed, Mortgagee shall be authorized, as Mortgagor3s attorney-in-fact, to execute and deliver such statement. Upon request, Mortgagor shall also use its best efforts to obtain and deliver to Mortgagee a written certificate from each lessee of all or any portion of the Property that its lease is in effect, that there are no defaults by the lessor under the lease, and that rent is not paid more than 30 days in advance.

            1.17 Title Insurance. Prior to or contemporaneously with the execution of this Mortgage, Mortgagor will provide Mortgagee a mortgagee's policy of title insurance (extended coverage) in the amount of $2,100,000, issued by an insurer reasonably satisfactory to Mortgagee and in a form reasonably satisfactory to Mortgagee, insuring the validity and priority of Mortgagee's lien against the Mortgaged Property arising by virtue of this Mortgage, subject only to standard preprinted exceptions and the matters identified in Exhibit 2 to this Mortgage. Mortgagor shall pay for the title insurance policy described in the preceding sentence.

                                   ARTICLE II
                                  Condemnation

            II.1  Condemnation

            (1) Should any part of or interest in the Mortgaged Property be taken or damaged by reason of any public improvement, eminent domain, condemnation proceeding, or in any similar manner (a "Condemnation"), or should Mortgagor receive any notice or other information regarding such action, Mortgagor shall give immediate notice of such action to Mortgagee.

            (2) Subject to the rights of any superior mortgagee or trust deed beneficiary as provided in Section 6.8 below, Mortgagee shall be entitled to all compensation, awards, and other payments or relief ("Condemnation Proceeds") up to the full amount of the Obligations, and shall be entitled, at its option, to commence, appear in, and prosecute any Condemnation proceeding in its own or Mortgagor3s name and make any compromise or settlement in connection with such Condemnation. In the event the Mortgaged Property is taken in its entirety by condemnation, all Obligations secured by this Mortgage, at Mortgagee3s election, shall become immediately due and collectible.

            (3) Mortgagee may, at its sole option, apply the Condemnation Proceeds to the reduction of the Obligations in such order as Mortgagee may determine, or apply all or any portion of the Condemnation Proceeds to the cost of restoring and improving the remaining Mortgaged Property. In the event that Mortgagee elects to apply the Condemnation Proceeds to restoration and improvement, the proceeds shall be held by Mortgagee and shall be released only upon such terms and conditions as Mortgagee shall require in its sole discretion, including but not limited to prior approval of plans and release of liens. No Condemnation Proceeds shall be released if Mortgagor is in default under this Mortgage.

                                   ARTICLE III
               Assignment of Leases, Rents, Issues, and Profits

            III.1 Assignment. Mortgagor assigns and transfers to Mortgagee (1) all leases, subleases, licenses, rental contracts, and other agreements, whether now existing or hereafter arising, and relating to the occupancy or use of all or any portion of the Mortgaged Property, including all modifications, extensions, and renewals thereof (the "Leases"), and (2) all rents, revenues, issues, profits, income, proceeds, and benefits derived from the Mortgaged Property and the lease, rental, or license of all or any portion thereof, including but not limited to lease and security deposits (collectively, the "Rents"). This assignment is intended by Mortgagor and Mortgagee to create a present and unconditional assignment to Mortgagee, subject only to the license set forth in Section 3.4 below.

            III.2 Rights of Mortgagee. Subject to the provisions of Section 3.4 below giving Mortgagor a revocable, limited license, Mortgagee shall have the right, power, and authority to:

            (1) Notify any and all tenants, renters, licensees, and other obligors under any of the Leases that the same have been assigned to Mortgagee and that all Rents are to be paid directly to Mortgagee, whether or not Mortgagee shall have foreclosed or commenced foreclosure proceedings against the Mortgaged Property, and whether or not Mortgagee has taken possession of the Mortgaged Property;

            (2) Discount, settle, compromise, release, or extend the time for payment of, any amounts owing under any of the Leases and any Rents, in whole or in part, on terms acceptable to Mortgagee;

            (3) Collect and enforce payment of Rents and all provisions of the Leases, and to prosecute any action or proceeding, in the name of Mortgagor or Mortgagee, with respect to any and all Leases and Rents; and

            (4) Exercise any and all other rights and remedies of the lessor in connection with any of the Leases and Rents.

            III.3 Application of Receipts. Mortgagee shall have the right, power, and authority to use and apply any Rents received under this Mortgage (1) for the payment of any and all costs and expenses incurred in connection with enforcing or defending the terms of this assignment or the rights of Mortgagee, and in collecting any Rents; and (2) for the operation and maintenance of the Mortgaged Property and the payment of all costs and expenses in connection therewith, including but not limited to the payment of utilities, taxes, assessments, governmental charges, and insurance. After the payment of all such costs and expenses, and after Mortgagee shall have set up such reserves as it shall deem necessary in its sole discretion for the proper management of the Mortgaged Property, Mortgagee shall apply all remaining Rents collected and received by it to the reduction of the Obligations in such order as Mortgagee shall determine. The exercise or failure by Mortgagee to exercise any of the rights or powers granted in this assignment shall not constitute a waiver of default by Mortgagor under this Mortgage, the Note, or any of the other Loan Documents.

            III.4 License. Mortgagee hereby grants to Mortgagor a revocable license to collect and receive the Rents. Such license may be revoked by Mortgagee, without notice to Mortgagor, upon the occurrence of any event of default under this Mortgage, including any default by Mortgagor of its covenants in this Article III. Unless and until such license is revoked, Mortgagor agrees to apply the proceeds of Rents to the payment of the Obligations and to the payment of taxes, assessments, governmental charges, insurance premiums, and other obligations in connection with the Mortgaged Property, and to the maintenance of the Mortgaged Property, before using such proceeds for any other purpose. Mortgagor agrees to (1) observe and perform every obligation of Mortgagor under the Leases; (2) enforce or secure at its expense the performance of every obligation to be performed by any lessee or other party under the Leases; (3) promptly give notice to Mortgagee of any default by any such lessee or other party under any of the Leases, and promptly provide Mortgagee a copy of any notice of default given to any such lessee or other party; (4) not collect any Rents more than 30 days in advance of the time when the same shall become due, or anticipate any other payments under the Leases, except for bona fide security deposits not in excess of an amount equal to two months3 rent; (5) not further assign or hypothecate any of the Leases or Rents; (6) except with Mortgagee3s prior written consent, not waive, release, or in any other manner discharge any lessee or other party from any of its obligations under any of the Leases; (7) except with Mortgagee3s prior written consent, not modify or amend any of the Leases; (8) except with Mortgagee3s prior written consent, not cancel, terminate, or accept surrender of any of the Leases unless Mortgagor shall have entered into a Lease for the space to be vacated on terms at least as favorable to Mortgagor, commencing within 30 days after such cancellation, termination, or surrender; (9) obtain Mortgagee3s prior written approval as to the form and content of all future leases and any modifications of any present or future leases; (10) deliver copies of all present and future leases to Mortgagee promptly; and (11) appear in and defend, at Mortgagor3s sole cost and expense, any action or proceeding arising out of or in connection with the Leases or the Rents.

            III.5 Limitation of Mortgagee3s Obligations. Notwithstanding the assignment provided for in this Article III, Mortgagee shall not be obligated to perform or discharge, and Mortgagee does not undertake to perform or discharge, any obligation or liability with respect to the Leases or the Rents. This assignment shall not operate to place responsibility for the control, care, maintenance, or repair of the Mortgaged Property upon Mortgagee, or to make Mortgagee responsible for any condition of the Property. Mortgagee shall be accountable to Mortgagor only for the sums actually collected and received by Mortgagee pursuant to this assignment. Mortgagor shall hold Mortgagee fully harmless from, indemnify Mortgagee for, and defend Mortgagee against any and all claims, demands, liabilities, losses, damages, and expenses, including attorney fees, arising out of any of the Leases, with respect to any of the Rents, or in connection with any claim that may be asserted against Mortgagee on account of this assignment or any obligation or undertaking alleged to arise therefrom.

            III.6 Termination. The assignment provided for in this Article III shall continue in full force and effect until all the Obligations have been fully paid and satisfied. At such time, this assignment and the authority and powers herein granted by Mortgagor to Mortgagee shall cease and terminate.

            III.7 Attorney-in-Fact. Mortgagor irrevocably constitutes and appoints Mortgagee, and each of its officers, as its true and lawfully attorney-in-fact, with power of substitution, to undertake and execute any and all of the rights, powers, and authorities described in this Article III with the same force and effect as if undertaken or performed by Mortgagor, and Mortgagor ratifies and confirms any and all such actions that may be taken or omitted to be taken by Mortgagee, its employees, agents, and attorneys.

                                   ARTICLE IV
                      Security Agreement and Fixture Filing

            4.1 Security Agreement. To secure the Obligations, Mortgagor grants to Mortgagee a security interest in the following: (1) the Mortgaged Property to the extent the same is not encumbered by this Mortgage as a real estate lien;
(2) all personal property that is used or will be used in the construction of any Improvements on the Mortgaged Property; (3) all personal property that is now or will hereafter be placed on or in the Mortgaged Property or Improvements;
(4) all personal property that is derived from or used in connection with the use, occupancy, or enjoyment of the Mortgaged Property; (5) all property defined in the Uniform Commercial Code as adopted in the state of Oregon, as accounts, equipment, fixtures, and general intangibles, to the extent the same are used at, or arise in connection with the ownership, maintenance, or operation of, the Mortgaged Property; (6) all causes of action, claims, security deposits, advance rental payments, utility deposits, refunds of fees or deposits paid to any governmental authority, refunds of taxes, and refunds of insurance premiums relating to the Mortgaged Property; and (7) all present and future attachments, accessions, amendments, replacements, additions, products, and proceeds of every nature of the foregoing. This Mortgage shall constitute a security agreement and "fixture filing" under the Uniform Commercial Code of the states of Oregon and Florida. The mailing address of Mortgagor and the address of Mortgagee from which information may be obtained are set forth in the introductory paragraph of this Mortgage.

                                    ARTICLE V
                           Events of Default; Remedies

            V.1 Events of Default. Each of the following shall constitute an event of default under this Mortgage and under each of the other Loan Documents:

            (1) Nonpayment. Failure of Mortgagor (or Borrower, as applicable) to pay any of the Obligations on or before the due date thereof.

            (2) Breach of Other Covenants. Failure of Mortgagor or Borrower to perform or abide by any other covenant included in the Loan Documents.

            (3) Misinformation. Falsity when made in any material respect of any representation, warranty, or information furnished by Mortgagor, Borrower, or their agents to Mortgagee in or in connection with any of the Obligations.

            (4) Other Default. The occurrence of any other event of default under the Note or any of the other Loan Documents.

            (5) Other Indebtedness. Mortgagor3s default beyond the applicable grace periods in the payment of any other indebtedness owed by Mortgagor to any person, if such indebtedness is secured by all or any portion of the Mortgaged Property.

            (6) Bankruptcy. The occurrence of any of the following with respect to Mortgagor, Borrower, any guarantor of the Obligations, or the then-owner of the Mortgaged Property: (a) appointment of a receiver, liquidator, or trustee for any such party or any of its properties; (b) adjudication as a bankrupt or insolvent; (c) filing of any petition by or against any such party under any state or federal bankruptcy, reorganization, moratorium or insolvency law; (d) institution of any proceeding for dissolution or liquidation; (e) inability to pay debts when due; (f) any general assignment for the benefit of creditors; or
(g) abandonment of the Mortgaged Property.

            (7) Transfer; Due-on-Sale; Due-on-Encumbrance. Any sale, gift, conveyance, contract for conveyance, transfer, assignment, encumbrance, pledge, or grant of a security interest in all or any part of the Mortgaged Property, or any interest therein, either voluntarily, involuntarily, or by the operation of law (a "Transfer"), without Mortgagee3s prior written consent, shall constitute an event of default. For the purpose of clarification, and without limiting the generality of the foregoing, the occurrence at any time of any sale, conveyance, assignment, or other transfer of, or the grant of a pledge of or security interest in, any shares of the capital stock of Mortgagor shall be deemed to be a Transfer in violation of this paragraph. The provisions of this subsection (7) shall apply to each and every Transfer, regardless of whether or not Mortgagee has consented or waived its rights in connection with any previous Transfer. Mortgagee may attach such conditions to its consent under this subsection (7) as Mortgagee may determine in its sole discretion, including without limitation an increase in the interest rate or the payment of transfer or assumption fees, and the payment of administrative and legal fees and costs incurred by Mortgagee.

            (8) Certain Taxes. For purposes of this subsection (8), State Tax shall mean:

            (a) A specific tax on mortgages, secured indebtedness, or any part of the Obligations secured by this Mortgage.

            (b) A specific tax on the mortgagor of property subject to a mortgage that the taxpayer is authorized or required to deduct from payments on the mortgage.

            (c) A tax on property chargeable against Mortgagee under a mortgage or holder of the note secured by the mortgage.

            (d) A specific tax (other than an income tax or a gross receipts tax) on all or any portion of the Obligations or on payments of principal and interest made by Mortgagor.

            If any State Tax is enacted after the date of this Mortgage applicable to this Mortgage, enactment of the State Tax shall constitute an event of default, unless the following conditions are met:

            (a) Mortgagor may lawfully pay the tax or charge imposed by the State Tax without causing any resulting economic disadvantage or increase of tax to Mortgagee, and

            (b) Mortgagor pays or agrees in writing to pay the tax or charge within 30 days after notice from Mortgagee that the State Tax has been enacted.

            V.2 Remedies in Case of Default. If an Event of Default shall occur, Mortgagee may exercise any one or more of the following rights and remedies, in addition to any other remedies that may be available by law, in equity, or otherwise:

            (1) Acceleration. Mortgagee may declare all or any portion of the Obligations immediately due and payable in accordance with the provisions of the Note.

            (2) Receiver. Mortgagee may have a receiver appointed for the Mortgaged Property. Mortgagee shall be entitled to the appointment of a receiver as a matter of right whether or not the value of the Mortgaged Property exceeds the amount of the indebtedness secured by this Mortgage. Employment by Mortgagee shall not disqualify a person from serving as receiver. Mortgagor consents to the appointment of a receiver at Mortgagee3s option and waives any and all defenses to such an appointment.

            (3) Possession. Mortgagee may, either through a receiver or as lender-in-possession, enter and take possession of all or any part of the Mortgaged Property and use, operate, manage, and control it as Mortgagee shall deem appropriate in its sole discretion. Upon request after an Event of Default, Mortgagor shall peacefully relinquish possession and control of the Mortgaged Property to Mortgagee or any receiver appointed under this Mortgage.

            (4) Rents. Mortgagee may revoke Mortgagor3s right to collect the Rents, and may, either itself or through a receiver, collect the same. Mortgagee shall not be deemed to be in possession of the Property solely by reason of exercise of the rights contained in this subsection (4). If Rents are collected by Mortgagee under this subsection (4), Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor3s attorney-in-fact, with power of substitution, to endorse instruments received in payment thereof in the name of Mortgagor and to negotiate such instruments and collect their proceeds. After payment of all Obligations, any remaining amounts shall be paid to Mortgagor and this power shall terminate.

            (5) Foreclosure. Mortgagee may judicially foreclose this Mortgage and obtain a judgment foreclosing Mortgagor3s interest in all or any part of the Property and giving Mortgagee the right to collect any deficiency remaining due after disposition of the Mortgaged Property.

            (6) Fixtures and Personal Property. With respect to any Improvements and other personal property subject to a security interest in favor of Mortgagee, Mortgagee may exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code.

            (7) Abandonment. Mortgagee may abandon all or any portion of the Mortgaged Property by written notice to Mortgagor.

            V.3 Sale. In any sale under this Mortgage or pursuant to any judgment, the Mortgaged Property, to the extent permitted by law, may be sold as an entirety or in one or more parcels and in such order as Mortgagee may elect, without regard to the right of Mortgagor, any person claiming under Mortgagor, or any guarantor or surety to the marshalling of assets. The purchaser at any such sale shall take title to the Mortgaged Property or the part thereof so sold, free and clear of the estate of Mortgagor, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Mortgagee, its officers, agents, and employees, may purchase at any such sale. Mortgagee and each of its officers are irrevocably appointed Mortgagor3s attorney-in-fact, with power of substitution, to make all appropriate transfers and deliveries of the Mortgaged Property or any portions thereof so sold and, for that purpose, Mortgagee and its officers may execute all appropriate instruments of transfer. Nevertheless, Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for such purpose.

            V.4 Cumulative Remedies. All remedies under this Mortgage are cumulative and not exclusive. Any election to pursue one remedy shall not preclude the exercise of any other remedy. An election by Mortgagee to cure under Section 1.15 of this Mortgage shall not constitute a waiver of the default or of any of the remedies provided in this Mortgage. No delay or omission in exercising any right or remedy shall impair the full exercise of that or any other right or remedy or constitute a waiver of the default.

            V.5 Receiver. Upon taking possession of all or any part of the Mortgaged Property, Mortgagee or a receiver may:

            (1) Management. Use, operate, manage, control, and conduct business with the Mortgaged Property and make expenditures for such purposes and for such maintenance and improvements as are deemed reasonably necessary.

            (2) Rents and Revenues. Collect all rents, revenues, income, issues, and profits from the Mortgaged Property and apply such sums to the reasonable expenses of use, operation, management, maintenance, and improvements.

            (3) Construction. At its option, complete any construction in progress on the Property, and in that connection pay bills, borrow funds, employ contractors, and make any changes in plans and specifications as it deems appropriate.

            (4) Additional Indebtedness. If the revenues produced by the Mortgaged Property are insufficient to pay expenses, Mortgagee or the receiver may borrow or advance such sums upon such terms as it deems reasonably necessary for the purposes stated in this section. All advances shall bear interest, unless otherwise provided, at the rate set forth in the Note, and repayment of such sums shall be secured by this Mortgage.

            V.6 Application of Proceeds. All proceeds realized from the exercise of the rights and remedies under this Section 5 shall be applied as follows:

            (1) Costs and Expenses. To pay all costs of exercising such rights and remedies, including the costs of maintaining and preserving the Mortgaged Property, the costs and expenses of any receiver or lender-in-possession, the costs of any sale, and the costs and expenses provided for in Section 6.5 below.

            (2) Indebtedness. To pay all Obligations, in such order as Mortgagee shall determine in its sole discretion.

            (3) Surplus. The surplus, if any, remaining after satisfaction of all the Obligations shall be paid to the clerk of the court in the case of a judicial foreclosure proceeding, otherwise to the person or persons legally entitled to the surplus.

            V.7 Deficiency. No sale or other disposition of all or any part of the Mortgaged Property pursuant to this Section 5 shall be deemed to relieve Mortgagor of any of the Obligations, except to the extent that the proceeds are applied to the payment of such Obligations. If the proceeds of a sale, a collection, or other realization of or upon the Mortgaged Property are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Mortgagor shall remain liable for any deficiency to the fullest extent permitted by law.

            V.8 Waiver of Stay, Extension, Moratorium, and Valuation Laws. To the fullest extent permitted by law, Mortgagor waives the benefit of any existing or future stay, extension, or moratorium law that may affect observance or performance of the provisions of this Mortgage and any existing or future law providing for the valuation or appraisal of the Mortgaged Property prior to any sale.

                                   ARTICLE VI
                               General Provisions

            VI.1 Time is of the Essence. Time is of the essence with respect to all covenants and obligations of Mortgagor under this Mortgage.

            VI.2 Notice. Except as otherwise provided in this Mortgage, all notices pertaining to this Mortgage shall be in writing and may be delivered by hand, or mailed by first class, registered, or certified mail, return-receipt requested, postage prepaid, and addressed to the appropriate party at its address set forth at the outset of this Mortgage. Any party may change its address for such notices from time to time by notice to the other parties. Notices given by mail in accordance with this paragraph shall be deemed to have been given upon the date of mailing; notices given by hand shall be deemed to have been given when actually received.

            VI.3 Mortgage Binding on Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of the successors and assigns of Mortgagor and Mortgagee. If the Trust Estate or any portion thereof shall at any time be vested in any person other than Mortgagor, Mortgagee shall have the right to deal with such successor regarding this Mortgage, the Mortgaged Property, and the Obligations in such manner as Mortgagee deems appropriate in its sole discretion, without notice to or approval by Mortgagor and without impairing Mortgagor3s liability for the Obligations.

            VI.4 Indemnity. Mortgagor shall hold Mortgagee, and its directors, officers, employees, agents, and attorneys, harmless from and indemnify them for any and all claims, demands, damages, liabilities, and expenses, including but not limited to attorney fees and court costs, arising out of or in connection with Mortgagee3s interest under this Mortgage, except Mortgagor shall not be liable for acts performed by Mortgagee in violation of applicable law.

            VI.5 Expenses and Attorney Fees. If Mortgagee refers any of the Obligations to an attorney for collection or seeks legal advice following a default; if Mortgagee is the prevailing party in any litigation instituted in connection with any of the Obligations; or if Mortgagee or any other person initiates any judicial or nonjudicial action, suit, or proceeding in connection with any of the Obligations or the Mortgaged Property (including but not limited to proceedings under federal bankruptcy law, eminent domain, under probate proceedings, or in connection with any state or federal tax lien), and an attorney is employed by Mortgagee to (1) appear in any such action, suit, or proceeding, or (2) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve, or enforce Mortgagee3s interests, then in any such event Mortgagor shall pay reasonable attorney fees, costs, and expenses incurred by Mortgagee or its attorney in connection with the above-mentioned events or any appeals related to such events, including but not limited to costs incurred in searching records, the cost of title reports, and the cost of surveyors3 reports. Such amounts shall be secured by this Mortgage and, if not paid upon demand, shall bear interest at the rate specified in the Note.

            VI.6 Applicable Law. The Mortgage and the validity, interpretation, performance, and enforcement of the Mortgage shall be governed by the laws of the state of Florida.

            VI.7 Captions. The captions to the sections and paragraphs of this Mortgage are included only for the convenience of the parties and shall not have the effect of defining, diminishing, or enlarging the rights of the parties or affecting the construction or interpretation of any portion of this Mortgage.

            VI.8 Rights of Prior Mortgagee. In the event that all or any portion of the Mortgaged Property is subject to a superior mortgage or trust deed specifically permitted under Exhibit 2, the rights of Mortgagee with respect to insurance and condemnation proceeds as provided in Sections 1.14 and 2.1, and all other rights granted under this Mortgage that have also been granted to such a superior mortgagee or trust deed beneficiary, shall be subject to the rights of the superior mortgagee or trust deed beneficiary. Mortgagor hereby authorizes all such superior mortgagees and beneficiaries, on satisfaction of the indebtedness secured by their mortgage or trust deed to remit all remaining insurance or Condemnation proceeds and all other sums held by them to Mortgagee to be applied in accordance with this Mortgage.

            VI.9 "Person" Defined.  As used in this Mortgage,  the word "person"
shall  mean  any  natural  person,  partnership,  trust,  corporation,   limited
liability company, or other legal entity of any nature.

            VI.10 Severability. If any provision of this Mortgage shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Mortgage, and such other provisions shall be construed as if the invalid, illegal, or unenforceable provision had never been contained in the Mortgage.

            VI.11 Entire Agreement. This Mortgage contains the entire agreement of the parties with respect to the Mortgaged Property. No prior agreement, statement, or promise made by any party to this Mortgage that is not contained herein shall be binding or valid.

            VI.12 Commercial Property. Mortgagor covenants and warrants that the Property and Improvements are used by Mortgagor exclusively for business and commercial purposes. Mortgagor also covenants and warrants that the Property and Improvements are not now, and at no time in the future will be, occupied as the principal residence of Mortgagor, Mortgagor3s spouse, or Mortgagor3s minor or dependent child.

            VI.13 Standard for Discretion. In the event this Mortgage is silent on the standard for any consent, approval, determination, or similar discretionary action, the standard shall be sole and unfettered discretion as opposed to any standard of good faith, fairness, or reasonableness.

            VI.14 Interpretation. In the event of any conflict between the terms of this Mortgage and the terms of the Intercreditor Agreement of even date herewith among Mortgagee, WFB, Mortgagor, Borrower, Williams, and others (the "Intercreditor Agreement"), the terms of the Intercreditor Agreement shall control.


            VI.15 ORS 93.040 Warning. THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

            IN WITNESS WHEREOF, Mortgagor has executed this Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing, effective as of the date first set forth above.

SIGNED IN THE PRESENCE OF:                APTEK WILLIAMS, INC., a Delaware
                                          corporation

      (Signature)                         By:
                                                 Thomas W. Itin
      (Printed Name)                             President and Chief
Executive Officer


      (Signature)

      (Printed Name)

STATE OF
COUNTY OF

            The foregoing instrument was acknowledged before me this day of July, 1997, by Thomas W. Itin, as President and Chief Executive Officer of APTEK WILLIAMS, INC., a Delaware corporation, on behalf of the corporation, who is personally known to me (or has produced a
                            (state) driver3s license
no.                                   as identification).

My Commission Expires:
                                    Notary Public (Signature)
(AFFIX NOTARY SEAL)
                                          (Printed Name)

                                          (Title or Rank)

                                          (Serial Number, if any)

T                                  -25-



T#540373.4
This Instrument Prepared By and Return To:
      Edgel C. Lester, Jr., Esquire
      Carlton, Fields, Ward, Emmanuel,
            Smith & Cutler, P.A.
      Post Office Box 3239
      Tampa, Florida  33601

THIS MORTGAGE SECURES THREE PROMISSORY NOTES IN THE AGGREGATE PRINCIPAL AMOUNT OF $8,088,000.00 WHICH HAVE BEEN EXECUTED AND DELIVERED OUTSIDE THE STATE OF FLORIDA. FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $15,505.00 AND FLORIDA INTANGIBLE PERSONAL PROPERTY TAXES IN THE AMOUNT OF $1,227.43 ARE BEING PAID UPON RECORDATION HEREOF. SUCH AMOUNTS ARE BASED UPON A TAX BASE IN THE AMOUNT OF $4,430,000.00 FOR DOCUMENTARY STAMP TAXES AND $613,713.81 FOR INTANGIBLE PERSONAL PROPERTY TAXES, WHICH TAX BASES WERE CALCULATED IN ACCORDANCE WITH SCHEDULE B ANNEXED HERETO AND MADE A PART HEREOF.

                         MORTGAGE AND SECURITY AGREEMENT


      THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made and delivered this ____ day of July, 1997, between APTEK WILLIAMS, INC., a Delaware corporation, having a mailing address of and principal place of business at 700 N.W. 12th Avenue, Deerfield Beach, Florida 33442 ("Mortgagor") and WELLS FARGO BANK, NATIONAL ASSOCIATION, having a mailing address of 245 S. Los Robles Avenue, Suite 600, Pasadena, California 91101 ("Mortgagee").


                              W I T N E S S E T H:

      WHEREAS, Mortgagor is indebted to Mortgagee in the principal sum of Eight Million Eight-Eight Thousand and No/100 Dollars ($8,088,000.00) together with interest thereon, as evidenced by that certain Term Loan I Promissory Note in the principal amount of $4,430,000.00, that certain Term Loan II Promissory Note in the principal amount of $1,000,000.00, and that certain Real Estate Promissory Note in the principal amount of $2,658,000.00, each from the borrowers named on Schedule A annexed hereto and made a part hereof (collectively, "Borrowers"), dated on or about the date hereof, (such promissory notes, together with any and all renewals, extensions and modifications thereof being hereinafter collectively called the "Note"), which Note by reference is made a part hereof to the same extent as though set out in full herein. Such indebtedness is described in that certain Credit Agreement between Borrowers and Mortgagee dated on or about the date hereof ("Credit Agreement").

      NOW, THEREFORE, to secure the payment of the indebtedness evidenced by the
Note in accordance therewith and the performance and observance by Borrowers of all other covenants and conditions in the Note, in this Mortgage and in all other instruments securing the Note, and in all other instruments executed in connection therewith, and in order to charge the properties, interests and rights hereinafter described with such payment, performance and observance, and for and in consideration of the sum of One and No/100 Dollar ($1.00) paid by Mortgagee to Mortgagor this date, and for other valuable consideration, the receipt of which is acknowledged, Mortgagor does hereby grant, bargain, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm unto Mortgagee, its successors and assigns forever:

                             THE MORTGAGED PROPERTY

      (A) THE LAND: All the land located in the County of Broward, State of Florida, described in Exhibit A attached hereto and incorporated herein and made a part hereof ("Land"), together with all mineral, oil and gas rights appurtenant to said Land, and all shrubbery, trees and crops now growing or hereafter grown upon said Land.

      (B) THE IMPROVEMENTS AND FIXTURES: (i) All the buildings, structures and improvements of every nature whatsoever now or hereafter situated on said Land, and (ii) all fixtures now or hereafter owned by Mortgagor and located in or on, or attached to, and used or intended to be used in connection with or with the operation of, said Land, buildings, structures or other improvements, or in connection with any construction being conducted or which may be conducted thereon, and owned by Mortgagor, and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to any of the foregoing, and all of the right, title and interest of Mortgagor in and to any said fixtures, which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and a part of the real property encumbered hereby (hereinafter called the "Improvements").

      (C) EASEMENTS: All easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever, in any way belonging, relating or appertaining to any of the mortgaged property described in Paragraphs (A) and (B) hereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Mortgagor.

      (D) TOGETHER WITH (i) all the estate, right, title and interest of the Mortgagor of, in and to all judgments, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the mortgaged property described in Paragraphs (A), (B) and (C) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the mortgaged property described in Paragraphs (A), (B) and (C) hereof or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the mortgaged property described in Paragraphs (A), (B) and (C) hereof or any part thereof; and Mortgagee is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor, and (if it so elects) to apply the same toward the payment of the indebtedness and other sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; and (ii) all contract rights (including, without limitation, all rights of Mortgagor in and to any and all contracts relating to management, maintenance and security of and for said Land and the Improvements), general intangibles, actions and rights in action, including, without limitation, all rights to insurance proceeds and unearned premiums arising from or relating to the mortgaged property described in Paragraphs (A), (B) and (C) above; and (iii) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the mortgaged property described in Paragraphs
(A), (B) and (C).

      (E) TOGETHER WITH all rents, income, accounts receivable and other benefits to which Mortgagor may now or hereafter be entitled from the mortgaged property described in Paragraphs (A), (B) and (C) hereof to be applied against the indebtedness and other sums secured hereby; provided, however, that permission is hereby given to Mortgagor, so long as no Event of Default (as defined in Section 2.1 hereof) has occurred hereunder, to collect and use said rents, income, accounts receivable and other benefits as they become due and payable, but not in advance thereof. Upon the occurrence of any such Event of Default, the permission hereby given to Mortgagor to collect said rents, income, accounts receivable and other benefits from the mortgaged property described in Paragraphs (A), (B) and (C) hereof shall terminate and such permission shall not be reinstated upon a cure of such Event of Default without Mortgagee's specific written consent.

            The foregoing provisions hereof shall constitute an absolute and present assignment of the rents, income, accounts receivable and other benefits from the mortgaged property described in Paragraphs (A), (B) and (C) above, subject, however, to the conditional permission given to Mortgagor to collect and use such rents, income, accounts receivable and other benefits as hereinabove provided; and the existence or exercise of such right of Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment by Mortgagor shall be subject to the rights of Mortgagee hereunder.

      (F) TOGETHER WITH (i) all right, title and interest of Mortgagor in and to any and all contracts for sale and purchase of all or any part of the property described in Paragraphs (A), (B) and (C) hereof, and any down payments, earnest money deposits or other sums paid or deposited in connection therewith; and (ii) all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the mortgaged property described in Paragraphs (A),
(B) and (C) hereof, together with all security therefor and all monies payable thereunder, including, without limitation, tenant security deposits, and all books and records which contain information pertaining to payments made under the leases and security therefor, subject, however, to the conditional permission hereinabove given to Mortgagor to collect the rents, income and other benefits arising under any such lease. Mortgagee shall have the right, at any time and from time to time, to notify any lessee of the rights of Mortgagee as provided by this Section.

      (G) TOGETHER WITH (i) Mortgagor's rights further to encumber the mortgaged property described in Paragraphs (A), (B) and (C) above for debt and (ii) all of Mortgagor's rights to enter into any lease or lease agreement.

      All of the mortgaged  property described in Paragraphs (A), (B), (C), (D),
(E), (F) and (G) above, and each item of mortgaged property described therein, is herein referred to as "THE MORTGAGED PROPERTY."

      TO HAVE AND TO HOLD THE MORTGAGED PROPERTY and all parts thereof unto Mortgagee, its successors and assigns, to its own proper use and benefit forever, subject, however, to the terms and conditions herein:

      PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid to Mortgagee the principal and interest payable under the Note, at the times and in the manner stipulated therein, herein, and in all other instruments securing the Note, all without any deduction or credit for taxes or other similar charges paid by Mortgagor, and shall keep, perform and observe all the covenants and promises in the Note, and any renewal, extension or modification thereof, and in this Mortgage and in all other instruments securing the Note, to be kept, performed or observed by Mortgagor, then this Mortgage, and all the properties, interest and rights hereby granted, conveyed and assigned shall cease and be void, but shall otherwise remain in full force and effect.


                                   ARTICLE ONE

                             COVENANTS OF MORTGAGOR

      Mortgagor covenants and agrees with Mortgagee as follows:

      Section 1.1 Performance of Note, Mortgage, Etc. Mortgagor shall, and shall cause the other Borrowers to, perform, observe and comply with all provisions hereof, of the Note and of every other instrument securing the Note, and will promptly pay to Mortgagee the principal with interest thereon and all other sums required to be paid by Mortgagor under the Note pursuant to the provisions of this Mortgage and of every other instrument securing the Note when payment shall become due.

      Section 1.2 General Representations, Covenants and Warranties. Mortgagor represents, covenants and warrants that as of the date hereof and at all times thereafter during the term hereof: (a) subject only to the rights of others provided in the instruments described in Exhibit B attached hereto and incorporated herein and made a part hereof, Mortgagor is seized of an indefeasible estate in fee simple in, and has good and absolute title to, THE MORTGAGED PROPERTY, and has good right, full power and lawful authority to mortgage and pledge the same as provided therein and Mortgagee may at all times peaceably and quietly enter upon, hold, occupy and enjoy THE MORTGAGED PROPERTY in accordance with the terms hereof; (b) THE MORTGAGED PROPERTY is free and clear of all liens, security interests, charges and encumbrances whatsoever except those described in Exhibit B; (c) Mortgagor will maintain and preserve the lien of this Mortgage until the indebtedness and other sums secured hereby have been paid in full; (d) Mortgagor is now able to meet its debts as they mature, the fair market value of its assets exceeds its liabilities and no bankruptcy or insolvency proceedings are pending or contemplated by or against Mortgagor; (e) all reports, statements and other data furnished by Mortgagor to Mortgagee in connection with the loan evidenced by the Note are true, correct and complete in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;
(f) this Mortgage and the Note and other instruments securing the Note or otherwise executed in connection therewith are valid and binding obligations enforceable in accordance with their respective terms and the execution and delivery thereof do not contravene any contract or agreement to which Mortgagor is a party or by which Mortgagor or any of its properties may be bound and do not contravene any law, order, decree, rule or regulation to which Mortgagor is subject; (g) there are no actions, suits, or proceedings pending, or to the knowledge of Mortgagor threatened, against or affecting Mortgagor or THE MORTGAGED PROPERTY; (h) all costs arising from construction of any improvements and the purchase of all equipment located on THE MORTGAGED PROPERTY have been paid; (i) THE MORTGAGED PROPERTY is improved with an office building and has frontage on, and direct access for ingress and egress to, the street(s) described therein; (j) electric, sewer, water facilities and any other necessary utilities are, and at all times hereafter shall be, available in sufficient capacity to service THE MORTGAGED PROPERTY satisfactorily, and any easements necessary to the furnishing of such utility service by Mortgagor have been obtained and duly recorded; and (k) Mortgagor is not in default under the terms of any instrument evidencing or securing any indebtedness of Mortgagor, and there has occurred no event which would, if uncured or uncorrected, constitute a default under any such instrument with the giving of notice, passage of time, or both.

      Section 1.3 Compliance with Laws. Mortgagor covenants and warrants that THE MORTGAGED PROPERTY presently complies with and will continue to comply with all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes, all applicable health and environmental laws and regulations and all other applicable laws, rules and regulations. If Mortgagor receives notice from any federal, state or other governmental body that it is not in compliance with any such covenant, ordinance, code, law or regulation Mortgagor will provide Mortgagee with a copy of such notice promptly.

      Section 1.4 Taxes and other Charges.

            1.4.1  Taxes and  Assessments.  Subject  to the  provisions  of this
Section 1.4, Mortgagor shall pay promptly when due all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations and encumbrances of every kind whatsoever now or hereafter imposed, levied or assessed upon or against THE MORTGAGED PROPERTY or any part thereof, or upon or against this Mortgage or the indebtedness or other sums secured hereby, or upon or against the interest of Mortgagee in THE MORTGAGED PROPERTY, as well as all income taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality or other taxing authority upon or against Mortgagor or in respect of THE MORTGAGED PROPERTY or any part thereof; provided, however, that Mortgagor may in good faith, by appropriate proceeding provided same does not cause a default in any mortgage or security agreement encumbering THE MORTGAGED PROPERTY or in any other encumbrance upon THE MORTGAGED PROPERTY (including, without limitation, payment of the asserted tax or assessment under protest if said payment must be made in order to contest such tax or assessment), contest the validity, applicability or amount of any asserted tax or assessment and pending such contest Mortgagor shall not be deemed in default hereunder if on or before the due date of the asserted tax or assessment Mortgagor establishes an escrow acceptable to Mortgagee in an amount estimated by Mortgagee to be adequate to cover the payment of such tax or assessment with interest, costs and penalties and a reasonable additional sum to cover possible interest, costs and penalties; and, if the amount of such escrow is insufficient to pay any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, Mortgagor shall pay such deficiency no later than the date such judgment becomes final.

            1.4.2 Mechanic's and Other Liens. Mortgagor shall not permit or suffer any mechanic's, laborer's, materialman's, statutory or other lien (other than any lien for taxes not yet due) to be created upon THE MORTGAGED PROPERTY.

            1.4.3  INTENTIONALLY DELETED

            1.4.4 No Credit Against the Indebtedness Secured Hereby. Mortgagor shall not claim, demand or be entitled to receive any credit, against the principal or interest payable under the terms of the Note or on any other sums secured by this Mortgage for so much of the taxes, assessments or similar impositions assessed against THE MORTGAGED PROPERTY or any part thereof or that are applicable to the indebtedness secured hereby or to Mortgagee's interest in THE MORTGAGED PROPERTY. No deduction shall be claimed from the taxable value of THE MORTGAGED PROPERTY or any part thereof by reason of the Note, this Mortgage or any other instrument securing the Note.

            1.4.5 Insurance.

            (a) Mortgagor shall maintain for the benefit of Mortgagee, during the life of this Mortgage, insurance policies, insuring THE MORTGAGED PROPERTY against all insurable hazards, casualties and contingencies (including, without limitation, loss of rentals or business interruption), as Mortgagee may require (it being agreed that Mortgagee shall not require any insurance not customarily required by other lenders in similar loan transactions in Broward County, Florida), and shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. Without limiting the generality of the foregoing, Mortgagor shall maintain insurance policies as provided in the Credit Agreement, and the terms of the Credit Agreement relating to insurance are incorporated herein by this reference.

            (b) Pursuant to its rights granted hereunder in all proceeds from any insurance policies, Mortgagee is hereby authorized and empowered at its option to adjust or compromise any loss under any insurance policies on THE MORTGAGED PROPERTY and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Mortgagee alone and not to Mortgagor and Mortgagee jointly. After deducting from such insurance proceeds any expenses incurred by Mortgagee in the collection or handling of such funds, Mortgagee may apply the net proceeds, at its option, either toward restoring THE MORTGAGED PROPERTY or as a credit on any portion of the indebtedness and other sums secured hereby, whether then matured or to mature in the future, or at the option of Mortgagee such sums either wholly or in part may be paid over to Mortgagor to be used to repair such improvements or to build new improvements in their place or for any other purpose or object satisfactory to Mortgagee, without affecting the lien of this Mortgage for the full amount secured hereby before such payment took place. Although Mortgagee intends to use its best efforts to collect such payments in a timely fashion, Mortgagee shall not be responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

      Section 1.5 Condemnation. Mortgagee shall be entitled to all compensation awards, damages, claims, rights of action and proceeds of, or on account of, any damage or taking through condemnation and is hereby authorized, at its option, to commence, appear in and prosecute in its own or Mortgagor's name any action or proceeding relating to any condemnation and to settle or compromise any claim in connection therewith. All such compensation awards, damages, claims, rights of action and proceeds, and any other payments or relief, and the right thereto, are included in THE MORTGAGED PROPERTY and Mortgagee, after deducting therefrom all its expenses including reasonable attorneys' fees, may release any monies so received by it to Mortgagor without affecting the lien of this Mortgage or may apply the same, in such manner as Mortgagee shall determine, to the reduction of the sums secured hereby. Any balance of such monies then remaining shall be paid to Mortgagor. Mortgagor agrees to execute such further assignments of any compensation awards, damages, claims, rights of action and proceeds as Mortgagee may require. Notwithstanding any such condemnation, Mortgagor shall continue to pay interest, computed at the rate provided in the Note, on the entire unpaid principal amount thereof. The provisions of this Section 1.5 with respect to receipt and application of condemnation awards shall be subject to the terms of any instrument referred to in Exhibit B securing any prior lien on THE MORTGAGED PROPERTY.

      Section 1.6 Care of Mortgaged Property.

            (a) Mortgagor shall preserve and maintain THE MORTGAGED PROPERTY in good condition and repair. Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of THE MORTGAGED PROPERTY or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to THE MORTGAGED PROPERTY or to any part thereof.

            (b) Except as otherwise provided in this Mortgage, no part of THE MORTGAGED PROPERTY shall be removed, demolished or altered, without the prior written consent of Mortgagee. Mortgagor shall have the right, without such consent, to remove and dispose of free from the lien of this Mortgage any part of THE MORTGAGED PROPERTY as from time to time may become worn out or obsolete, provided that either simultaneously with or prior to such removal, any such mortgaged property shall be replaced with other mortgaged property of equal utility and of a value at least equal to that of the replaced equipment when first acquired and free from any security interest of any other person and by such removal and replacement Mortgagor shall be deemed to have subjected such replacement mortgaged property to the lien of this Mortgage.

            (c) Mortgagee may enter upon and inspect THE MORTGAGED PROPERTY at any reasonable time during the life of this Mortgage.

            (d) If any part of THE MORTGAGED PROPERTY shall be lost, damaged or destroyed by fire or any other cause, Mortgagor will give immediate written notice thereof to Mortgagee and shall promptly restore THE MORTGAGED PROPERTY to the equivalent of its original condition regardless of whether there shall be any insurance proceeds therefor. If a part of THE MORTGAGED PROPERTY shall be lost, physically damaged or destroyed through condemnation, Mortgagor will promptly notify Mortgagee and restore, repair or alter the remaining mortgaged property in a manner satisfactory to Mortgagee.

            (e) No work required to be performed under this Section shall be undertaken until plans and specifications therefor, prepared by an architect or engineer reasonably satisfactory to Mortgagee, have been submitted to and approved in writing by Mortgagee, which approval shall not be unreasonably delayed or withheld.

      Section 1.7 Further Assurances. At any time and from time to time, upon Mortgagee's request, Mortgagor shall make, execute and deliver, or cause to be made, executed and delivered, to Mortgagee and where appropriate shall cause to be recorded or filed, and from time to time thereafter to be re-recorded and refiled at such time and in such offices and places as shall be deemed desirable by Mortgagee, any and all such further mortgages, instruments of further assurance, certificates and other documents as Mortgagee may consider necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve the obligations of Mortgagor under the Note and this Mortgage, and the lien of this Mortgage as a lien upon all of THE MORTGAGED PROPERTY, whether now owned or hereafter acquired by Mortgagor, subject only to the prior liens described in Exhibit B, and unto all and every person or persons deriving any estate, right, title or interest under this Mortgage or the power of sale herein contained. Upon any failure by Mortgagor to do so, Mortgagee may make, execute, record, file, re-record or refile any and all such Mortgages, instruments, certificates and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Mortgagor to do so.

      Section 1.8 Security Agreement and Financing Statements. Mortgagor (as Debtor) hereby grants to Mortgagee (as Creditor and Secured Party) a security interest in all fixtures constituting part of THE MORTGAGED PROPERTY, subject only to any prior security interests described in Exhibit B. Mortgagor shall execute any and all such documents, including, without limitation, Financing Statements pursuant to the Uniform Commercial Code of the state in which THE MORTGAGED PROPERTY is located, as Mortgagee may request, to preserve and maintain the priority of the lien created hereby on property which may be deemed fixtures, and shall pay to Mortgagee on demand any expenses incurred by Mortgagee in connection with the preparation, execution and filing of any such documents. Mortgagor hereby authorizes and empowers Mortgagee to execute and file, on Mortgagor's behalf, all Financing Statements and refilings and continuations thereof as Mortgagee deems necessary or advisable to create, preserve and protect the lien created hereby. When and if Mortgagor and Mortgagee shall respectively become the Debtor and Secured Party in any Uniform Commercial Code Financing Statement affecting THE MORTGAGED PROPERTY, this Mortgage shall be deemed a security agreement as defined in the Uniform Commercial Code and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be (i) as prescribed herein,
(ii) by general law, or (iii) as to such part of the security which is also reflected in said Financing Statement by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at Mortgagee's sole election.

      Section 1.9 Assignment of Rents. The assignment contained under the section of this Mortgage entitled "THE MORTGAGED PROPERTY" in Paragraph (E) under the Section herein entitled "THE MORTGAGED PROPERTY" shall be fully operative without any further action on the part of either party and specifically Mortgagee shall be entitled, at its option, upon the occurrence of an Event of Default hereunder, to all rents, income and other benefits from THE MORTGAGED PROPERTY whether or not Mortgagee takes possession thereof. Mortgagor hereby further grants to Mortgagee the right, at Mortgagee's option, (a) to enter upon and take possession of THE MORTGAGED PROPERTY for the purpose of collecting the said rents, income and other benefits, (b) to dispossess by the usual summary proceedings any tenant defaulting in the payment thereof to Mortgagee, (c) to let THE MORTGAGED PROPERTY or any part thereof, and (d) to apply said rents, income and other benefits, after payment of all necessary charges and expenses, on account of the indebtedness and other sums secured hereby. Such assignment and grant shall continue in effect until the indebtedness and other sums secured hereby are paid, the execution of this Mortgage constituting and evidencing the irrevocable consent of Mortgagor to the entry upon and taking possession of THE MORTGAGED PROPERTY by Mortgagee pursuant to such grant, whether or not foreclosure has been instituted. Neither the exercise of any rights under this Section by Mortgagee nor the application of any such rents, income or other benefits to the indebtedness and other sums secured hereby, shall cure or waive any default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

      Section 1.10 After Acquired Property. To the extent permitted by and subject to applicable law, the lien of this Mortgage will automatically attach, without further act, to all after acquired property located in or on, or attached to, or used or intended to be used in connection with, or in the operation of, THE MORTGAGED PROPERTY or any part thereof.

      Section 1.11 Leases Affecting Mortgaged Property. Mortgagor represents that any leases of THE MORTGAGED PROPERTY represented by Mortgagor as in effect at any time, including, without limitation, any leases listed in any rent roll delivered to Mortgagee, are, unless otherwise disclosed in writing to Mortgagee, presently in effect and no default exists in such leases; and there exist no leases of THE MORTGAGED PROPERTY other than leases disclosed in writing to Mortgagee. As any lease of THE MORTGAGED PROPERTY shall expire or terminate or as any new lease shall be made, Mortgagor shall so notify Mortgagee in order that at all times Mortgagee shall have a current list of all leases affecting THE MORTGAGED PROPERTY. The assignment contained in Paragraph (E) under the Section herein entitled "THE MORTGAGED PROPERTY" shall not be deemed to impose upon Mortgagee any of the obligations or duties of Mortgagor provided in any lease (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in THE MORTGAGED PROPERTY or any part thereof), and Mortgagor shall comply with and observe its obligations as landlord under all leases affecting THE MORTGAGED PROPERTY or any part thereof. Mortgagor, if required by Mortgagee, shall furnish promptly to Mortgagee original or certified copies of all such leases now existing or hereafter created. Mortgagor shall not, without the express prior written consent of Mortgagee, enter into any new lease affecting THE MORTGAGED PROPERTY or any part thereof, or amend, modify, extend, terminate or cancel, accept the surrender of, subordinate, accelerate the payment of rent as to, or change the terms of any renewal option of any such lease now existing or hereafter created, or permit or suffer an assignment or sublease. Mortgagor shall not accept payment of rent more than one (1) month in advance without the prior written consent of Mortgagee.

      With respect to the assignment contained in Paragraph (E) of the Section herein entitled "THE MORTGAGED PROPERTY", Mortgagor shall, from time to time upon request of Mortgagee, specifically assign to Mortgagee as additional security hereunder, by an instrument in writing in such form as may be approved by Mortgagee, all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting THE MORTGAGED PROPERTY, together with all security therefor and all monies payable thereunder, subject to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. Mortgagor shall also execute and deliver to Mortgagee any notification, Financing Statement or other document reasonably required by Mortgagee to perfect the foregoing assignment as to any such lease. The provisions of this Section 1.11 shall be subject to the provisions of Paragraph
(E) of the Section herein entitled "THE MORTGAGED PROPERTY".

      Section 1.12 Expenses. Mortgagor will pay when due and payable all appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, escrow fees, reasonable attorneys' and paralegals' fees (including, without limitation, reasonable attorneys' and paralegals' fees incurred in any litigation and bankruptcy and administrative proceedings and any appeals therefrom), fees of inspecting architect(s) and engineer(s) and all other costs and expenses of every character which have been incurred or which may hereafter be incurred by Mortgagee or any takeout mortgagee in connection with the issuance of its commitment, the preparation and execution of loan documents, the funding and administration of the loan and any other indebtedness secured hereby, and the enforcement of the Note, this Mortgage, and any other instrument, document or agreement executed in connection herewith or secured hereby, and Mortgagor will, upon demand by Mortgagee, reimburse Mortgagee or any takeout mortgagee for all such expenses which have been incurred or which shall be incurred by it; and will indemnify and hold harmless Mortgagee from and against, and reimburse it for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, reasonable attorneys' and paralegals' fees (including, without limitation, reasonable attorneys' and paralegals' fees incurred in any litigation and bankruptcy and administrative proceedings and any appeals therefrom), which may be imposed upon, asserted against, or incurred or paid by it by reason of, on account of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of THE MORTGAGED PROPERTY through any cause whatsoever or asserted against it on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with THE MORTGAGED PROPERTY, or with this Mortgage or any of the indebtedness evidenced by the Note.

      Section 1.13 Mortgagee's Performance of Defaults. If Mortgagor defaults in the payment of any tax, assessment, encumbrance or other imposition, in its obligation to furnish insurance hereunder, or in the performance or observance of any other covenant, condition or term in this Mortgage, the Note or in any other instrument securing the Note, Mortgagee may, to preserve its interest in THE MORTGAGED PROPERTY, perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and costs and expenses incurred or paid by Mortgagee in connection therewith shall become due and payable immediately. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate (as defined in Section 5.9 hereof) from the date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Mortgage. Mortgagee is hereby empowered to enter and to authorize others to enter upon THE MORTGAGED PROPERTY or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor.

      Section 1.14 Books and Records. Mortgagor shall keep and maintain at all times complete, true and accurate books of account and records reflecting the results of the operation of THE MORTGAGED PROPERTY, and shall provide financial and other information to Mortgagee as provided in the Credit Agreement. Additionally, if Mortgagor leases any portion of THE MORTGAGED PROPERTY at any time within any fiscal year, then within thirty (30) days after the end of such fiscal year of Mortgagor, Mortgagor shall provide to Mortgagee a rent schedule of THE MORTGAGED PROPERTY, as of the end of such fiscal year, certified by Mortgagor, showing the name of each tenant and the space occupied, the lease expiration date, the rent and additional rent due and payable, the last date to which rent was paid and whether or not such tenant was then in default under any of the terms of his lease and showing all tenant space which is not occupied.

      Section 1.15 Estoppel Affidavits. Mortgagor, within ten (10) days after receipt of a written request from Mortgagee, shall furnish (a) a written statement, duly acknowledged, setting forth the unpaid principal of and interest on the Note, and any other unpaid sums secured hereby, and whether or not any offsets or defenses exist against such principal and interest or other sums, and
(b) a lease ratification and estoppel agreement as to any lease affecting THE MORTGAGED PROPERTY, in form and substance reasonably satisfactory to Mortgagee, which shall be executed by Mortgagor and by each lessee, stating, if such be the case, that the lease is in full force and effect, that it has not been amended or modified, and that there is no default thereunder, that the lessee has accepted and is in possession and occupancy of the leased premises, paying the full rental called for therein on a current basis, that no rental payments have been made more than one month in advance, that there are no offsets, claims or defenses to the payment of the rent or enforcement of the terms of the lease, that all work required to be performed by the lessor under the lease has been completed, and stating the date of commencement and termination of the original lease term and the terms of any renewals or extensions of the lease term.

      Section 1.16 Use of Mortgaged Property. Mortgagor covenants that THE MORTGAGED PROPERTY will be used for the purposes set forth in Exhibit C, and Mortgagor shall not suffer or permit THE MORTGAGED PROPERTY or any portion thereof, to be used by the public, as such, without restriction or in such manner as might reasonably tend to impair Mortgagor's title to THE MORTGAGED PROPERTY or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of THE MORTGAGED PROPERTY or any portion thereof. Mortgagor shall not use or permit the use of THE MORTGAGED PROPERTY or any portion thereof for any purpose, other than the use permitted under Exhibit C, which in the reasonable opinion of Mortgagee would adversely affect the then value or character of THE MORTGAGED PROPERTY or any part thereof.

      Section 1.17 Prior and Subordinate Liens. In the event that THE MORTGAGED PROPERTY or any part thereof is now subject to a mortgage, lien or other encumbrance described in Exhibit B or hereafter approved by Mortgagee in writing which has priority over the lien of this Mortgage ("Approved Prior Encumbrance"), or in the event that THE MORTGAGED PROPERTY or any part hereof is, with the written consent of Mortgagee, now or hereafter subject to any mortgage, lien or other encumbrance which is subordinate to the lien hereof ("Approved Subordinate Encumbrance"), Mortgagor shall (unless otherwise specifically agreed to in writing by Mortgagee) (i) pay either directly to the holder of the Approved Prior Encumbrance and Approved Subordinate Encumbrance or, at the election of Mortgagee, to Mortgagee for remittance to the holder of the Approved Prior Encumbrance and Approved Subordinate Encumbrance the principal, interest and all other sums secured thereby no later than five (5) days prior to their due date, and will comply with all of the other terms, covenants and conditions thereof; (ii) if requested hereafter by Mortgagee, produce to Mortgagee from time to time no less than three (3) days prior to the due date of the installments of principal, interest and other sums payable thereon, receipts or other evidence of payment thereof satisfactory to Mortgagee, unless Mortgagee shall have required that such payments be made to Mortgagee, in accordance with subsection (i) hereof; (iii) not enter into any modification, amendment, agreement or arrangement with respect thereto and will not obtain any additional advances thereunder, without the prior written consent of Mortgagee, expressly including, but not in limitation of the foregoing, any such modification, amendment, agreement or arrangement pursuant to which Mortgagor is granted any forbearance or indulgence (as to time or amount) in the payment of any principal, interest or other sums due in accordance with the terms and provisions of the Approved Prior Encumbrance or Approved Subordinate Encumbrance; (iv) use its best efforts to obtain the agreement of the holder from time to time of any such Approved Prior Encumbrance or Approved Subordinate Encumbrance to send Mortgagee copies of all notices; and (v) notify Mortgagee promptly of any default under or the receipt of any notice given by the holder of any Approved Prior Encumbrance or Approved Subordinate Encumbrance.

      Section 1.18 Use of Mortgagee's Name. Mortgagor shall not use Mortgagee's name or the name of any person, firm or corporation controlling, controlled by or under common control with Mortgagee in connection with any of Mortgagor's activities, except as such use may be required by applicable law or regulation of any governmental body, or by any financing institution with which Mortgagor may be doing business.

      Section 1.19 Shareholder Consent. Mortgagor represents that (a) either (1) the certificate of incorporation of Mortgagor does not require a vote or consent of the shareholders to authorize the execution and delivery of this Mortgage, or
(2) if the certificate of incorporation of Mortgagor requires such vote or consent, that the same has been had or given in full conformity with the requirements thereof, and (b) the board of directors of Mortgagor has by proper action, which has not been revoked or modified, duly authorized the execution and delivery of this Mortgage by the officer or officers who have executed the same.


                                   ARTICLE TWO

                                    DEFAULTS

      Section 2.1 Event of Default. The term Event of Default, wherever used in this Mortgage, shall mean any one or more of the following events:

            (a) The occurrence of an "Event of Default" as set forth in the Credit Agreement.

            (b) If all or any part of THE MORTGAGED PROPERTY shall be damaged or taken through condemnation (which term when used herein shall include any damage or taking by any governmental authority or any other authority authorized by the laws of the state where said Land is located or the United States of America to so damage or take, and any transfer by private sale in lieu thereof), either temporarily for a period in excess of thirty
      (30) days, or permanently.

            (c) The entry by any court of last resort of a decision that an undertaking by Mortgagor as herein provided to pay taxes, assessments, levies, liabilities, obligations and encumbrances is legally inoperative or cannot be enforced, or in the event of the passage of any law changing in any way or respect the laws now in force for the taxation of mortgages or debts secured thereby for any purpose, or the manner of collection of any such taxes, so as to affect adversely this Mortgage or the indebtedness or other sums secured hereby.

            (d) Any filing for record of a notice by Mortgagor pursuant to Florida Statutes Section 697.04 limiting the maximum principal amount that may be secured by this Mortgage.

                                  ARTICLE THREE

                                    REMEDIES

      Section 3.1 Remedies in Credit Agreement. If an Event of Default shall have occurred, Mortgagee, in addition to the remedies set forth herein, have all the remedies set forth in the Credit Agreement, including without limitation, the right to declare the outstanding principal amount of the Note and the interest accrued thereon, and all other sums secured hereby, to be due and payable immediately. Upon such declaration such principal and interest and other sums shall immediately become and be due and payable without demand or notice.

      Section 3.2 Mortgagee's Power of Enforcement. If an Event of Default shall have occurred, Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (a) to enforce payment of the Note or the performance of any term hereof or any other right; (b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, THE MORTGAGED PROPERTY under the judgment or decree of a court or courts of competent jurisdiction; and (c) to pursue any other remedy available to it. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Mortgagee may determine.

      Section 3.3 Mortgagee's Rights to Enter and Take Possession, Operate and Apply Income.

            (a) If an Event of Default shall have occurred, (i) Mortgagor upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession and if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all THE MORTGAGED PROPERTY and may exclude Mortgagor and its agents and employees wholly therefrom and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor; and (ii) Mortgagor will pay monthly in advance to Mortgagee, on Mortgagee's entry into possession, or to any receiver appointed to collect the rents, income and other benefits of THE MORTGAGED PROPERTY, the fair and reasonable rental value for the use and occupation of such part of THE MORTGAGED PROPERTY as may be in possession of Mortgagor, and upon default in any such payment will vacate and surrender possession of such part of THE MORTGAGED PROPERTY to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

            (b) If Mortgagor shall for any reason fail to surrender or deliver THE MORTGAGED PROPERTY or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of THE MORTGAGED PROPERTY to Mortgagee, to the entry of which judgment or decree Mortgagor hereby specifically consents. Mortgagor shall pay to Mortgagee, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Mortgagee, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

            (c) Upon every such entering upon or taking of possession, Mortgagee may hold, store, use, operate, manage and control THE MORTGAGED PROPERTY and conduct the business thereof, and, from time to time:

                  (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personal and other mortgaged property;

                  (ii)  insure or keep THE MORTGAGED PROPERTY insured;

                  (iii) manage and operate THE  MORTGAGED  PROPERTY and exercise all the rights and powers of Mortgagor in its name or otherwise with respect to the same; and

                  (iv) enter into  agreements with others to exercise the powers herein granted Mortgagee, all as Mortgagee from time to time may determine; and Mortgagee may collect and receive all the rents, income and other benefits thereof, including those past due as well as those accruing thereafter; and shall apply the monies so received by Mortgagee in such priority as Mortgagee may determine to (1) the payment of interest, principal, and other payments due and payable on the Note, or pursuant to this Mortgage, (2) the deposits for taxes and assessments and insurance premiums due, (3) the cost of insurance, taxes, assessments and other proper charges upon THE MORTGAGED PROPERTY or any part thereof, (4) any sums due and payable on any Approved Prior Encumbrance; and (5) the reasonable compensation, expenses and disbursements of the agents, attorneys and other representatives of Mortgagee.

      Mortgagee, at its election, and without notice to Mortgagor, may, to preserve its interest in THE MORTGAGED PROPERTY, make any payments which Mortgagor has failed to make under any Approved Prior Encumbrance, and any such sums so paid shall be secured hereby and be immediately due and payable from Mortgagor upon demand of Mortgagee with interest thereon at the Default Rate but such payment by Mortgagee shall not release Mortgagor from Mortgagor's obligations or constitute a waiver of Mortgagor's default hereunder.

      Mortgagee shall surrender possession of THE MORTGAGED PROPERTY to Mortgagor only when all that is due upon such interest and principal, including, without limitation, the principal balance of the Note following acceleration thereof, tax and insurance deposits, and all amounts under any of the terms of this Mortgage, shall have been paid in full.

      Section 3.4 Leases. Mortgagee is authorized to foreclose this Mortgage subject to the rights of any tenants of THE MORTGAGED PROPERTY or may elect which tenants Mortgagee desires to name as parties defendant in such foreclosure and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Mortgagee to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of THE MORTGAGED PROPERTY.

      Section 3.5 Purchase by Mortgagee. Upon any such foreclosure sale, Mortgagee may bid for and purchase THE MORTGAGED PROPERTY and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

      Section 3.6 Application of Indebtedness Toward Purchase Price. Upon any such foreclosure sale, Mortgagee may, if permitted by law, and after allowing for costs and expenses of the sale, compensation and other reasonably related charges, in paying the purchase price, apply any portion of or all of the indebtedness and other sums due to Mortgagee under the Note, this Mortgage or any other instrument securing the Note, in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon.

      Section 3.7 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor agrees to the full extent permitted by law that in case of a default on its part hereunder, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of THE MORTGAGED PROPERTY of the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising THE MORTGAGED PROPERTY marshalled upon any foreclosure of the lien hereof and agrees that Mortgagee or any court having jurisdiction to foreclose such lien may sell THE MORTGAGED PROPERTY in part or as an entirety.

      Section 3.8 Receiver. If an Event of Default shall have occurred, Mortgagee, to the extent permitted by law and without regard to the value, adequacy or occupancy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of THE MORTGAGED PROPERTY and to collect all rents, income and other benefits thereof and apply the same as the court may direct and any such receiver shall be entitled to hold, store, use, operate, manage and control THE MORTGAGED PROPERTY and conduct the business thereof as would Mortgagee pursuant to Section 3.3(c) above. The expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate THE MORTGAGED PROPERTY and to collect all rents, income and other benefits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, income and other benefits actually received by Mortgagee, whether received pursuant to this Section or Section 3.3. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee.

      Section 3.9 Suits to Protect the Mortgaged Property. Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee may deem advisable (a) to prevent any impairment of THE MORTGAGED PROPERTY by any acts which may be unlawful or any violation of this Mortgage,
(b) to preserve or protect its interest in THE MORTGAGED PROPERTY, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee's interest.

      Section 3.10 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor or any guarantor, co-maker or endorser of any of Mortgagor's obligations, its creditors or its property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Mortgagor under the Note, this Mortgage and any other instrument securing the Note, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Mortgagor after such date.

      Section 3.11 Mortgagor to Pay the Note on Any Default in Payment; Application of Monies by Mortgagee.

            (a) If default shall be made in the payment of any amount due under the Note, this Mortgage or any other instrument securing the Note, then, upon Mortgagee's demand, Mortgagor will pay to Mortgagee the whole amount due and payable under the Note and all other sums secured hereby; and if Mortgagor shall fail to pay the same forthwith upon such demand, Mortgagee shall be entitled, unless precluded under the Note from seeking a deficiency judgment against Mortgagor, to sue for and to recover judgment against Mortgagor for the whole amount so due and unpaid together with costs and expenses, including, without limitation, the reasonable compensation, expenses and disbursements of Mortgagee's agents, attorneys and other representatives, either before, after or during the pendency of any proceedings for the enforcement of this Mortgage; and the right of Mortgagee to recover such judgment shall not be affected by any taking possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien hereof.

            (b) In case of a foreclosure sale of all or any part of THE MORTGAGED PROPERTY and of the application of the proceeds of sale to the payment of the sums secured hereby, Mortgagee shall, unless precluded under the Note from seeking a deficiency judgment against Mortgagor, be entitled to enforce payment from Mortgagor of all amounts then remaining due and unpaid and to recover judgment against Mortgagor for any portion thereof remaining unpaid, with interest.

            (c) Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Mortgagee and no attachment or levy of any execution upon any of THE MORTGAGED PROPERTY or any other property shall in any way affect the lien of this Mortgage upon THE MORTGAGED PROPERTY or any part thereof or any lien, rights, powers or remedies of Mortgagee hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

            (d) Any monies collected or received by Mortgagee under this Section
      3.11 shall be applied to the payment of reasonable compensation, expenses and disbursements of the agents, attorneys and other representatives of Mortgagee, and the balance remaining shall be applied to the payment of amounts due and unpaid under the Note, this Mortgage and all other instruments securing the Note.

            (e) The provisions of this Section shall not be deemed to limit or otherwise modify the provisions of any guaranty of the indebtedness evidenced by the Note.

      Section 3.12 Delay or Omission No Waiver. No delay or omission of Mortgagee or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

      Section 3.13 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Note, this Mortgage or any other instrument securing the Note;
(d) releases any part of THE MORTGAGED PROPERTY from the lien of this Mortgage or any other instrument securing the Note; (e) consents to the filing of any map, plat or replat of the Land; (f) consents to the granting of any easement on the Land; or (g) makes or consents to any agreement changing the terms of this Mortgage or subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability under the Note, this Mortgage or otherwise of Mortgagor, or any subsequent purchaser of THE MORTGAGED PROPERTY or any part thereof or any maker, co-signer, endorser, surety or guarantor. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien of this Mortgage be altered thereby, except to the extent of releases as described in subsection (d) above of this Section 3.13. In the event of the sale or transfer by operation of law or otherwise of all or any part of THE MORTGAGED PROPERTY, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to THE MORTGAGED PROPERTY or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

      Section 3.14 Discontinuance of Proceedings; Position of Parties Restored. If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceedings had occurred or had been taken.

      Section 3.15 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by the Note, this Mortgage or any other instrument securing the Note is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note or any other instrument securing the Note, or now or hereafter existing at law, in equity or by statute.

      Section 3.16 Interest After Event of Default. If an Event of Default shall have occurred, all sums outstanding and unpaid under the Note and this Mortgage shall bear interest at the Default Rate set forth in Section 5.9 hereof.

      Section 3.17 Compliance with Environmental Laws. Mortgagor specifically represents and warrants that, to the best of Mortgagor's knowledge, THE MORTGAGED PROPERTY and the use and operation thereof comply with all state and federal environmental laws, rules and regulations, including, without limitation, the Federal Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act of 1980 and all amendments and supplements thereto and shall continue to comply therewith at all times. Specifically, and without limiting the generality of the foregoing, except as previously disclosed to Mortgagee in writing, to the best of Mortgagor's knowledge there are not now and there (a) shall not in the future be any toxic or hazardous wastes, waste products or substances, as defined in such laws, rules and regulations, located or stored in, upon or at THE MORTGAGED PROPERTY; (b) shall never be at any time any releases or discharges of toxic or hazardous wastes, waste products or substances from THE MORTGAGED PROPERTY; and
(c) have never been any such releases or discharges from THE MORTGAGED PROPERTY. Mortgagor hereby agrees to indemnify and hold Mortgagee and any wholly owned subsidiary of Mortgagee harmless from any and all loss, liability, damage, cost or expense (including, without limitation, attorneys' and paralegals' fees, including, without limitation, such fees as may be incurred in litigation and bankruptcy and administrative proceedings and appeals therefrom) incurred by or imposed upon Mortgagee or any such subsidiary at any time or, occasioned by, resulting from or consequent to any such toxic or hazardous wastes, waste products or substances at THE MORTGAGED PROPERTY or releases or discharges thereof from THE MORTGAGED PROPERTY or the manufacturing, maintaining, holding, handling, transporting, spilling, leaking or dumping of toxic or hazardous wastes, waste products or substances on THE MORTGAGED PROPERTY at any time. The aforesaid indemnification and hold harmless agreement shall benefit Mortgagee from the date hereof and shall continue notwithstanding payment, release or discharge of this Mortgage or the indebtedness secured hereby, and, without limiting the generality of the foregoing such obligations shall continue for the benefit of Mortgagee and any wholly owned subsidiary of Mortgagee during and following any possession of THE MORTGAGED PROPERTY thereby or any ownership of THE MORTGAGED PROPERTY thereby, whether arising by foreclosure or deed in lieu of foreclosure or otherwise, such indemnification and hold harmless agreement to continue forever. In the event that this Mortgage and/or the Note or other agreement evidencing the indebtedness secured hereby contains a provision pursuant to which Mortgagor is relieved of personal liability for such indebtedness, such release of personal liability shall not include a release from Mortgagor's liabilities and obligations pursuant to this Section 3.17.


                                  ARTICLE FOUR

                TRANSFER OR FURTHER ENCUMBRANCE OF THE PROPERTY

      Section 4.1 Transfer or Further Encumbrance of THE MORTGAGED PROPERTY. In the event of any sale, conveyance, transfer, lease, pledge, or further encumbrance of THE MORTGAGED PROPERTY or any interest in or any part of THE MORTGAGED PROPERTY, or of any interest in Mortgagor, or any further assignment of rents from THE MORTGAGED PROPERTY, without the prior written consent of Mortgagee, then, at Mortgagee's option, Mortgagee may declare the outstanding principal amount of the Note and the interest accrued thereon, and all other sums secured hereby, to be due and payable immediately, and upon such declaration such principal and interest and other sum shall immediately become and be due and payable without demand or notice. Mortgagee's consent shall be within its sole discretion, and Mortgagee specifically reserves the right to condition its consent upon (by way of illustration but not of limitation) its approval of the financial or management ability of the purchaser, transferee, lessee, pledgee or assignee, upon an agreement to escalate the interest rate of the Note to Mortgagee's then current interest rate for similarly situated properties, upon the assumption of the obligations and liabilities of the Note and this Mortgage by the purchaser, transferee, lessee, pledgee or assignee, upon the receipt of guarantys of the indebtedness satisfactory to Mortgagee or upon payment to Mortgagee of a reasonable assumption fee. Any purchaser, transferee, lessee, pledgee or assignee shall be deemed to have assumed and agreed to pay the indebtedness evidenced by the Note or secured by this Mortgage and to have assumed and agreed to be bound by the terms and conditions of this Mortgage, including the terms of this Section, unless Mortgagee specifically agrees in writing to the contrary. Mortgagor agrees that if the ownership of THE MORTGAGED PROPERTY or any part thereof becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal in any way with such successor or successors in interest with reference to this Mortgage and the Note and all obligations hereby secured without in any way vitiating or discharging Mortgagor's liability hereunder or under the Note and other obligations hereby secured. No transfer or encumbrance of THE MORTGAGED PROPERTY or any interest therein and no forbearance or assumption by any person with respect to this Mortgage and no extension to any person of the time for payment of the Note and other sums hereby secured given by Mortgagee shall operate to release, discharge, modify, change or affect the liability of Mortgagor either in whole or in part, unless Mortgagee specifically agrees in writing to the contrary.


                                  ARTICLE FIVE

                            MISCELLANEOUS PROVISIONS

      Section 5.1 Successors and Assigns. The terms "Mortgagor" and "Mortgagee" herein shall include the parties named above as Mortgagor and Mortgagee, respectively, and their successors, assigns, grantees and heirs, and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective successors, assigns, grantees and heirs.

      Section 5.2 Notices. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Mortgage must be in writing delivered to each party at the following address:

      MORTGAGOR:  Aptek Williams, Inc.
                        c/o Williams Controls, Inc.
                        14100 SW 72nd Avenue
                        Portland, OR  97224
                        Attention:  Thomas W. Itin, Chairman
                        Telecopy No.:  (503) 684-8675
                        and (248) 851-9080

      MORTGAGEE:  Wells Fargo Bank, National Association
                        Commercial Finance Division
                        245 S. Los Robles Avenue, Suite 600
                        Pasadena, CA  91101
                        Attention:  Angelo Samperisi
                        Telecopy No.:  (626) 884-9063

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt and the sender will endeavor to send a hard copy of such telecopied notice to the recipient by mail.

      Section 5.3 Headings. The headings of the articles, sections, Sections and subdivisions of this Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

      Section 5.4 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained in the Note, or in this Mortgage or in any other instrument securing the Note shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in the Note or in any other instrument securing the Note shall be in no way affected, prejudiced or disturbed thereby.

      Section 5.5 Changes, Etc. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The modification hereof or of the Note or any other instrument securing the Note or the release of any part of THE MORTGAGED PROPERTY from the lien hereof shall not impair the priority of the lien of this Mortgage.

      Section 5.6 Governing Law. This Mortgage is made by Mortgagor and accepted by Mortgagee in the State of Florida, under the laws of such state and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such state.

      Section 5.7 Required Notices. Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following: (i) receipt of notice from any governmental authority relating to THE MORTGAGED PROPERTY; (ii) receipt of any notice from any tenant leasing all or any portion of THE MORTGAGED PROPERTY;
(iii) any change in the occupancy of THE MORTGAGED PROPERTY; (iv) receipt of any notice from the holder of any other lien or security interest in THE MORTGAGED PROPERTY; or (v) commencement of any judicial or administrative proceedings by or against or otherwise affecting Mortgagor, the Guarantor (if any), THE MORTGAGED PROPERTY or any entity controlled by or under common control of Mortgagor or the Guarantor, or any other action by any creditor thereof as a result of any default under the terms of any loan.

      Section 5.8 Management. Mortgagor covenants that at all times prior to the payment in full of the indebtedness evidenced by the Note and other sums secured hereby, THE MORTGAGED PROPERTY shall be managed by Mortgagor or by a management company which shall have been approved in writing by Mortgagee and pursuant to a management agreement which shall have been approved in writing by Mortgagee prior to the execution thereof.

      Section 5.9 Default Rate. The Default Rate of interest shall be the highest rate of interest allowed by law or the rate of interest set forth in the Credit Agreement as applicable during the continuation of an Event of Default, whichever shall be the lower.

      Section 5.10 Future Advances. This Mortgage is given to secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or are to be made at the option of Mortgagee, or otherwise, as are made within twenty years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed $20,000,000.00, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on THE MORTGAGED PROPERTY, plus interest thereon.

      Section 5.11 WAIVER OF JURY TRIAL. NO PARTY TO THIS MORTGAGE OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS MORTGAGE, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS SECURED HEREBY OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NO PARTY OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN
WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      IN WITNESS WHEREOF, Mortgagor has executed this Mortgage and Security Agreement on the date first set forth above.

SIGNED IN THE PRESENCE OF:          APTEK WILLIAMS, INC., a Delaware
                                          corporation

      (Signature)
                                       By:
      (Printed Name)                          Name:
                                              Title:

      (Signature)                         Post Office Address:

      (Printed Name)


STATE OF
COUNTY OF

      The foregoing instrument was acknowledged before me this ____ day of
_____, 1997, by                           , as                           of
APTEK WILLIAMS, INC., a Delaware corporation, on behalf of the corporation,
who is personally known to me or has produced a                    (state)
driver's license no.                                   as identification.

My Commission Expires:
                                    Notary Public (Signature)
(AFFIX NOTARY SEAL)
                                          (Printed Name)

                                          (Title or Rank)

                                          (Serial Number, if any)

T#540373.4
shapeType1fFli
                                  Schedule A-1

                                   SCHEDULE A


                                    BORROWERS

AGROTEC WILLIAMS, INC.
AJAY LEISURE PRODUCTS, INC.
AJAY SPORTS, INC.
APTEK WILLIAMS, INC.
GEOFOCUS, INC.
HARDEE WILLIAMS, INC.
KENCO/WILLIAMS, INC.
LEISURE LIFE, INC.
NESC WILLIAMS, INC.
PALM SPRINGS GOLF, INC.
PREMIER PLASTIC TECHNOLOGIES, INC.
TECHWOOD WILLIAMS, INC.
WACCAMAW WHEEL WILLIAMS, INC.
WILLIAMS AUTOMOTIVE, INC.
WILLIAMS CONTROLS, INC.
WILLIAMS CONTROLS INDUSTRIES, INC.
WILLIAMS TECHNOLOGIES, INC.
WILLIAMS WORLD TRADE, INC.

                                  Schedule B-3

                                   SCHEDULE B

              CALCULATION OF DOCUMENTARY STAMP AND NON-RECURRING
          INTANGIBLE PERSONAL PROPERTY TAXES DUE IN CONNECTION WITH
         MORTGAGE FROM APTEK WILLIAMS, INC., A DELAWARE CORPORATION,
          FOR THE BENEFIT OF WELLS FARGO BANK, NATIONAL ASSOCIATION

Value of Real and Personal Property Securing $8,088,000 of Indebtedness:

                              Real                 Other
                              Estate                     Property*
Total

Florida Mortgaged Property  $4,430,000.00  $        -0-           $ 4,430,000.00

Collateral outside Florida         $-0-        $53,952,000.00     $53,952,000.00

Total Value                 $4,430,000.00      $53,952,000.00     $58,382,000.00

*Represents Florida personal property only to the extent encumbered by the Florida Mortgage.


A.    Calculation of Documentary Stamp Taxes:

      1.    Application of Formula from Reg. 12B-4.053(32)(c)
            Fla. Admin. Code requires valuation as follows:

Value of Florida Mortgaged Property / Total Value = .075879551 or 7.5879551%

Taxable Base = 7.5879551% of $8,088,000 = 613,713.81

      2. Reg. 12B-4.053(32)(c) Fla. Admin. Code requires use of the greater of the formula-derived tax base and the actual value of the collateral encumbered by the Florida mortgage(s) as the tax base for calculation of the tax.


      3.    Calculation of Tax Liability:

            (a) $4,430,000                /     100 = $44,300
                                                      (Rounded up to Nearest
                                                      Whole Number)
            (b) $44,300                   x     .35 = $15,505




B.    Calculation of Intangible Tax:

      1. Section 199.133(2) Fla. Stat. (1993) requires valuation as follows:


Value of Florida Mortgaged Real Estate / Value of all Collateral (including Florida personal property) = .075879551 or 7.5879551%

Taxable Base = 7.5879551% of $8,088,000.00 =    $613,713.81

      2. Pursuant to Section 199.133(2), Fla. Stat., the taxable base cannot exceed the value of the Florida real property.

      3.    Calculation of Tax Liability:                           $613,713.81
                                                                     x     .002
                                                                       $1,227.43

                                    EXHIBIT A



                                LEGAL DESCRIPTION

                                    EXHIBIT B



                 LIENS, SECURITY INTERESTS, CHARGES AND ENCUMBRANCES